                                  SCHEDULE 14A
                                 (RULE 14A-101)

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                          [ ]  Confidential, for Use of the Commission Only (as
                                                              permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                              FLOWERS FOODS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

       -------------------------------------------------------------------------

    (2)  Aggregate number of securities to which transaction applies:

       -------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       -------------------------------------------------------------------------

    (4)  Proposed maximum aggregate value of transaction:

       -------------------------------------------------------------------------

    (5)  Total fee paid:

       -------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

   -----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

       -------------------------------------------------------------------------

    (2)  Form, Schedule or Registration Statement No.:

       -------------------------------------------------------------------------

    (3)  Filing Party:

       -------------------------------------------------------------------------

    (4)  Date Filed:

       -------------------------------------------------------------------------

                              FLOWERS FOODS, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 31, 2002

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Flowers Foods, Inc. will be held on May 31, 2002 at 11:00 A.M. Eastern Time at the Thomasville Cultural Center, 600 East Washington Street, Thomasville, Georgia, for the following purposes:

          (1) to elect three members of the board of directors to serve for a term of three years;

          (2) to consider and take action upon the ratification and approval of the Flowers Foods, Inc. 2001 Equity and Performance Incentive Plan;

          (3) to consider and take action upon the ratification and approval of the Flowers Foods, Inc. Annual Executive Bonus Plan;

          (4) to consider and take action upon the ratification of the selection of PricewaterhouseCoopers LLP to serve as the independent public accountants for Flowers Foods for the fiscal year ending December 28, 2002; and

          (5) to transact any other business as may properly come before the meeting;

all as set forth in the proxy statement accompanying this notice.

     Only record holders of issued and outstanding shares of our common stock at the close of business on April 8, 2002, the record date, are entitled to notice of and to vote at the meeting, or any adjournment thereof. A list of such shareholders will be open for examination by any shareholder at the time and place of the meeting.

                                          By order of the Board of Directors,

                                          /s/ Stephen R. Avera
                                          Stephen R. Avera
                                          Secretary and General Counsel

1919 Flowers Circle
Thomasville, Georgia 31757
April 22, 2002

     A PROXY CARD IS CONTAINED IN THE ENVELOPE IN WHICH THIS PROXY STATEMENT WAS MAILED. SHAREHOLDERS ARE ENCOURAGED TO VOTE ON THE MATTERS TO BE CONSIDERED AT THE MEETING AND TO SIGN AND DATE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR INTERNET. YOUR ATTENDANCE AT THE MEETING IS URGED; IF YOU ATTEND THE MEETING AND DECIDE YOU WANT TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY.

                              FLOWERS FOODS, INC.
                              1919 FLOWERS CIRCLE
                           THOMASVILLE, GEORGIA 31757

                                PROXY STATEMENT
               FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                  MAY 31, 2002

                                    GENERAL

     This proxy statement and the accompanying form of proxy are being furnished to the shareholders of Flowers Foods, Inc. on or about April 22, 2002 in connection with the solicitation of proxies by our board of directors for use at the annual meeting of shareholders to be held on May 31, 2002 at 11:00 A.M. Eastern Time at the Thomasville Cultural Center, 600 East Washington Street, Thomasville, Georgia, and any adjournment of the meeting. Any shareholder who executes and delivers a proxy may revoke it at any time before its use by (i) giving written notice of revocation to the Secretary of Flowers Foods, (ii) executing a proxy bearing a later date, or (iii) appearing at the meeting and voting in person.

     Unless otherwise specified, all shares represented by effective proxies will be voted in favor of:

     - election of the three nominees as directors;

     - ratification and approval of the Flowers Foods, Inc. 2001 Equity and Performance Incentive Plan;

     - ratification and approval of the Flowers Foods, Inc. Annual Executive Bonus Plan; and

     - ratification of the selection of PricewaterhouseCoopers LLP to serve as our independent public accountants for the fiscal year ending December 28, 2002.

Our board of directors does not know of any other business to be brought before the meeting, but if any other business is properly brought before the meeting, proxies will be voted upon those matters in accordance with the judgment of the person or persons acting under the proxies.

     We will pay the cost of soliciting proxies. In addition to use of the mails, proxies may be solicited in person or by telephone or telegram by our directors and officers, who will not receive additional compensation for these services. Brokerage houses, nominees, custodians and fiduciaries will be requested to forward soliciting material to beneficial owners of stock held of record by them, and we will reimburse those persons for their reasonable expenses in doing so.

     Only holders of record of outstanding shares of our common stock at the close of business on the record date, April 8, 2002, are entitled to notice of, and to vote at the meeting. Each shareholder is entitled to one vote for each share of common stock held on the record date. There were 29,797,513 shares of our common stock outstanding and entitled to vote on the record date. The share information reflected throughout this proxy statement gives effect to a 3-for-2 stock split that occurred on January 2, 2002.

     The holders of at least a majority of the shares of our common stock entitled to vote at the meeting are required to be present at the meeting in person or by proxy to constitute a quorum for the transaction of business. Once a quorum has been established, the vote of the holders of a majority of the shares of our common stock present at the meeting in person or by proxy will decide the action proposed on each matter identified in this proxy statement, except the election of directors. Directors will be elected at the meeting by a plurality of the votes cast by shares of our common stock entitled to vote in the election. Abstentions and broker "non-votes" will be counted as present in determining whether the quorum requirement is satisfied. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal pursuant to discretionary authority or instructions from the beneficial owner, but does not vote on another proposal because the nominee has not received instruction from the beneficial owner and does not have discretionary power. The aggregate number of votes cast by all shareholders present in person or represented by proxy at the meeting, whether those shareholders vote for or against the proposals, will be counted for purposes of determining the minimum number of affirmative votes required for approval of the proposals, and the total number of votes cast for each of these proposals will be counted for purposes of determining whether sufficient affirmative votes have been cast. Abstentions and "non-votes" will have no effect on the voting with respect to any of the proposals.

     A copy of the 2001 Annual Report to Shareholders, which includes the financial statements of Flowers Foods for the fiscal year ended December 29, 2001, is being mailed with this proxy statement to all shareholders entitled to vote at the meeting.

     By executing and returning your proxy (either by returning the proxy card or by submitting your proxy electronically via the Internet or by telephone), you appoint Amos R. McMullian, our Chairman and Chief Executive Officer, and Jimmy M. Woodward, our Vice President and Chief Financial Officer, to represent you at the meeting and direct them to vote your shares at the meeting. Shares of our common stock represented by proxy will be voted by the proxy holders at the meeting in accordance with the instructions indicated in the proxy appointment.

     Shareholders of record may vote by proxy in one of three ways:

     - by telephone: call 1-800-690-6903 and use the control number listed on your proxy card;

     - via the Internet: visit the www.proxyvote.com web site and use the control number listed on your proxy card; or

     - by mail: mark, sign, date and mail your proxy card in the enclosed postage-paid envelope.

     The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give voting instructions and to confirm that shareholders' instructions have been recorded properly. Any shareholder voting by Internet should understand that there may be costs associated with electronic access, like usage charges from Internet access and telephone or cable service providers, that must be borne by the shareholder.

     If your shares are held in "street name" through a broker, bank or other holder of record, you will receive instructions from the registered holder that you must follow in order for your shares to be voted for you by that record holder. Telephone and Internet voting is also offered to shareholders who own their Flowers Foods shares through certain banks and brokers.

                             PRINCIPAL SHAREHOLDERS

     The following table lists information, based upon the number of shares of our common stock outstanding as of February 1, 2002, regarding the ownership of our common stock by the only non-affiliated individuals, entities or groups known to us to be the beneficial owner of more than 5% of our common stock:

                                                             AMOUNT AND NATURE    PERCENT
NAME AND ADDRESS OF                                            OF BENEFICIAL        OF
BENEFICIAL OWNER                                                 OWNERSHIP         CLASS
-------------------                                          -----------------    -------
Gabelli Asset Management Inc...............................      3,279,187(1)      11.00%
  One Corporate Center
  Rye, New York 10580-1435

---------------

(1) According to the Schedule 13D/A filed on July 3, 2001 by Gabelli Asset Management, Inc., Gabelli Funds, LLC has sole voting power with respect to 879,060 shares and sole dispositive power with respect to 879,060 shares; GAMCO Investors, Inc. has sole voting power with respect to 2,338,027 shares and sole dispositive power with respect to 2,396,527 shares; and Gabelli Performance Partnership L.P. has sole voting power with respect to 3,600 shares and sole dispositive power with respect to 3,600 shares.

                                   PROPOSAL I

                             ELECTION OF DIRECTORS

     Our restated articles of incorporation provide that our board of directors be divided into three classes, each consisting, as nearly as possible, of one-third of the total number of directors constituting the board of directors, with each class to serve for a term of three years. The following nominees are proposed for election in class I, to serve until 2005:

     -- Joseph L. Lanier, Jr.
     -- Jackie M. Ward
     -- C. Martin Wood III

     Ms. Ward and Mr. Wood are incumbent directors in class I. Mr. Lanier currently serves as a class III director. In order to have each class consist, as nearly as possible, of an equal number of directors, Mr. Lanier has agreed to resign his position as a class III director effective immediately prior to the meeting and stand for re-election as a class I director this year.

     Unless instructed otherwise, the proxies will be voted for the election of the three nominees named above to serve for three years or until their successors shall be elected and shall have been duly qualified. If any nominee is unable to serve, proxies may be voted for a substitute nominee selected by the board of directors. However, our board of directors has no reason to believe that any nominee will not be able to serve if elected.

     Background information concerning each of our director-nominees and current directors is provided below.

CLASS I DIRECTOR-NOMINEES

     Joseph L. Lanier, Jr., age 70, has been Chairman of the board of directors and Chief Executive Officer of Dan River Inc. (NYSE), a Danville, Virginia textile company, since 1989. He is also Chairman of the board of directors of Dimon, Inc. (NYSE) and a director of SunTrust Banks, Inc. (NYSE) and Torchmark Corp. (NYSE). Mr. Lanier has served as a director of Flowers Foods since March 2001, and he previously served as a director of Flowers Industries, Inc. from 1977 until March 2001.

     Jackie M. Ward, age 63, has been an outside managing director of Intec Telecom Systems since December 2000. Prior to that time, she was Chairman of the board of directors of Computer Generation Incorporated, a telecommunications company based in Atlanta, Georgia that she founded, from 1968 until it was acquired by Intec in December 2000. She is also a director of Bank of America Corporation (NYSE), Equifax, Inc. (NYSE), Matria Healthcare, Inc. (Nasdaq), PTEK Holdings, Inc. (Nasdaq), Profit Recovery

Group International, Inc. (Nasdaq), SCI Systems, Inc. (NYSE), Trigon Healthcare, Inc. (NYSE), and Sysco Corp. (NYSE). Ms. Ward served as a director of Flowers Industries, Inc. from March 1999 until March 2001, and she has served as a director of Flowers Foods since March 2001.

     C. Martin Wood III, age 58, has been a partner in Wood Associates, a private investment firm, since January 2000. He retired as Senior Vice President and Chief Financial Officer of Flowers Industries, Inc. on January 1, 2000, a position that he had held since 1978. Mr. Wood served on the Flowers Industries, Inc. board of directors, from 1975 until March 2001. Mr. Wood also served as a director of Keebler Foods Company from 1996 until March 2001, and he has served as a director of Flowers Foods since March 2001.

     OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ALL OF THE ABOVE DIRECTOR-NOMINEES

OTHER DIRECTORS

  CLASS II DIRECTORS SERVING UNTIL 2003

     Joe E. Beverly, age 60, has been Chairman of the board of directors of Commercial Bank in Thomasville, Georgia, a wholly-owned subsidiary of Synovus Financial Corp. (NYSE), a financial services company, since 1989. He is also the former Vice Chairman of the board of directors of Synovus Financial Corp, and is a director of Synovus Financial Corp. He was President of Commercial Bank from 1973 to 1989. Mr. Beverly has served as a director of Flowers Foods since March 2001, and he previously served as a director of Flowers Industries, Inc. from August 1996 until March 2001. Mr. Beverly serves as a director of Plum Creek Timber Co., Inc (NYSE).

     Amos R. McMullian, age 64, has been Chairman of the board of directors and Chief Executive Officer of Flowers Foods since November 2000. Mr. McMullian previously served as Chairman of the board of directors of Flowers Industries, Inc. from 1985 until March 2001, and as its Chief Executive Officer from 1981 until March 2001. Mr. McMullian previously served as a director of Keebler Foods Company from 1996 to March 2001. Mr. McMullian is a director of Hughes Supply, Inc. (NYSE).

     J.V. Shields, Jr., age 63, has been Chairman of the board of directors and Chief Executive Officer of Shields & Company, a New York diversified financial services company and member of the New York Stock Exchange, Inc., since 1982. Mr. Shields also is the Chairman of the board of directors and Chief Executive Officer of Capital Management Associates, Inc., a registered investment advisor, and the Chairman of the board of trustees of The BBH Funds, the Brown Brothers Harriman mutual funds group. He has served as a director of Flowers Foods since March 2001, and he previously served as a director of Flowers Industries, Inc. from March 1989 until March 2001.

  CLASS III DIRECTORS SERVING UNTIL 2004

     Franklin L. Burke, age 60, has been a private investor since 1991. He is the former Senior Executive Vice President and Chief Operating Officer of Bank South Corp., an Atlanta, Georgia banking company, and the former Chairman and Chief Executive Officer of Bank South, N.A., the principal subsidiary of Bank South Corp. He has served as a director of Flowers Foods since March 2001. Mr. Burke previously served as a director of Flowers Industries, Inc. from 1994 until March 2001 and as a director of Keebler Foods Company from 1998 until March 2001.

     Robert P. Crozer, age 54, has been the Chairman of Wahyam Capital, LLC, a private investment firm, since March 2001. Previously, Mr. Crozer was the Vice Chairman of the board of directors of Flowers Foods from November 2000 until March 2001. He has served as a director of Flowers Foods since November 2000. He previously served as Vice Chairman of the board of directors of Flowers Industries, Inc. from 1989 until March 2001. Mr. Crozer also served as a director of Keebler Foods Company from 1996 until March 2001 and as Chairman of the board of directors of Keebler from 1998 until March 2001.

     Langdon S. Flowers, age 79, retired as Chairman of the board of directors of Flowers Industries, Inc. in 1985. He has served as a director of Flowers Foods since March 2001, and he previously served as a director of Flowers Industries, Inc. from 1968 until March 2001.

     Directors are elected annually to serve until the expiration of the term of their class or until their successors are elected and qualified. The board of directors held six meetings in fiscal 2001. During the last completed fiscal year, no incumbent director attended fewer than 75% of the total number of meetings of the board of directors and any committee on which he served. Robert
P. Crozer, J.V. Shields, Jr. and C. Martin Wood III are married to sisters, each of which is a niece of Langdon S. Flowers.

  RESIGNATIONS

     Edward L. Baker, who served as a director of Flowers Foods since March 2001 and as a director of our predecessor company, Flowers Industries, Inc., since 1992, resigned as a director effective June 1, 2001. G. Anthony Campbell, our former General Counsel and Secretary, who served as a director since March 2001 and as an officer and director of our predecessor company, Flowers Industries, Inc., since 1991, resigned as an officer and director effective December 31, 2001. Mr. Campbell will continue to serve Flowers Foods as a consultant focusing on governmental affairs. Gary L. Harrison, who served as President and Chief Operating Officer of the Mrs. Smith's Bakeries division since 1997, has resigned from that capacity effective January 16, 2002.

  COMMITTEES OF THE BOARD OF DIRECTORS

     Our board of directors has established several standing committees, which include an audit committee, a nominating committee and a compensation committee. Unless otherwise noted, the first member of each committee listed below serves as chairman of that committee.

     The members of the audit committee are Franklin L. Burke, Joe E. Beverly and Jackie M. Ward. All committee members are currently independent as defined by sections 303.01 and 303.02 of the Listed Company Manual of the New York Stock Exchange. The primary functions of the audit committee are to: (i) recommend to the board of directors the engagement or discharge of independent accountants;
(ii) review investigations into matters relating to audit functions; (iii) review with independent accountants the plan for and results of the audit engagement; (iv) review the independence of the auditors; (v) consider the range of audit and non-audit fees; (vi) review the adequacy of Flowers Foods' system of internal accounting controls; and (vii) review related party transactions. This committee held five meetings in 2001. The board of directors has adopted a written charter for the audit committee, which is reprinted as Annex A to this proxy statement.

     The members of the nominating committee are Jackie M. Ward, Amos R. McMullian and Joseph L. Lanier, Jr. The functions of the nominating committee are to: (i) select or recommend to our board of directors nominees for election as directors; and (ii) consider the performance of incumbent directors in determining whether to nominate them for reelection. This committee held no meetings in 2001. The nominating committee will consider nominations for our next annual meeting that are submitted by shareholders in writing to our corporate secretary at our principal executive office between March 2, 2003 and April 1, 2003.

     The members of the compensation committee are Joseph L. Lanier, Jr., Franklin L. Burke and Jackie M. Ward. This committee's primary functions are to:
(i) approve, or recommend to our board of directors approval of, compensation plans for officers and directors; (ii) approve, or recommend to the board of directors approval of, remuneration arrangements for directors and senior management; and (iii) grant benefits under compensation plans. This committee held two meetings in 2001.

  DIRECTORS' FEES

     Each non-employee director receives an option to purchase 15,000 shares of our common stock upon that director's initial election to our board of directors. Additionally, each non-employee director receives payments pursuant to a standard arrangement. For fiscal year 2001, these directors received: (i) a retainer of $2,500 per month; (ii) $1,000 for each meeting of the board of directors or committee of the board of directors attended, with each chairman of a committee receiving an annual retainer of $5,000; and (iii) reimbursement for travel expenses. Non-employee directors are eligible to participate in our 2001 Equity and Performance Incentive

Plan, our Stock Appreciation Rights Plan and our Executive Deferred Compensation Plan. Non-employee directors may elect to receive stock appreciation rights under our Stock Appreciation Rights Plan in lieu of cash payments for the retainers described above.

     During our last fiscal year, Langdon. S. Flowers, one of our directors, received payments totaling $61,802 for consulting services provided to Flowers Foods pursuant to a written contract. The contract provides that during its term, Mr. Flowers will not compete, directly or indirectly, with Flowers Foods. Unless earlier terminated, his contract will terminate upon his death.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table lists information as of February 1, 2002 about the number of shares owned by each director, each director-nominee, each executive officer listed on the summary compensation table included later in this proxy statement, and by all of our directors and executive officers as a group:

                                                              AMOUNT AND NATURE   PERCENT
                                                                OF BENEFICIAL        OF
NAME OF BENEFICIAL OWNER                                        OWNERSHIP(1)      CLASS(1)
------------------------                                      -----------------   --------
Joe E. Beverly..............................................         25,869(2)         *
Franklin L. Burke...........................................          4,336(3)         *
G. Anthony Campbell.........................................        111,472            *
Robert P. Crozer............................................      1,142,896(4)      3.69%
George E. Deese.............................................        159,488(5)         *
L. S. Flowers...............................................        196,198(6)         *
Gary L. Harrison............................................        156,246(7)         *
Joseph L. Lanier, Jr. ......................................         24,151(8)         *
Amos R. McMullian...........................................        304,417         1.01%
J. V. Shields, Jr. .........................................      2,057,150(9)      6.46%
Marta J. Turner.............................................          3,164            *
Jackie M. Ward..............................................          1,875            *
C. Martin Wood III..........................................      1,030,417(10)     3.34%
Jimmy M. Woodward...........................................          4,141            *
All Directors and Officers as a group (14 persons)..........      5,221,820        14.91%

---------------

  * Represents beneficial ownership of less than 1% of Flowers Foods common stock

 (1) Unless otherwise indicated, each person has sole voting and dispositive power with respect to all shares listed opposite his name.

 (2) Includes 13,974 shares owned by the spouse of Mr. Beverly, as to which shares Mr. Beverly disclaims any beneficial ownership.

 (3) Includes 2,625 shares owned by the spouse of Mr. Burke, over which shares Mr. Burke has investment authority.

 (4) Includes 1,064,092 shares held by a limited liability company, whose members are Mr. Crozer, his spouse, the Robert Page Crozer, Jr. 1984 Irrevocable Trust, the William Flowers Crozer 1985 Irrevocable Trust, Netherleigh Associates LP, Netherleigh II LP, and the Crozer Irrevocable Life Insurance Trust; 24,409 shares held by a charitable remainder trust of which Mr. Crozer and his spouse are the trustees and Mr. Crozer and his spouse are the income beneficiaries and The Crozer Family Foundation, Inc. is the remainder beneficiary; 6,834 shares held by a limited partnership in which Mr. Crozer and his spouse are the general partners; and 71,970 shares held by a charitable lead trust of which Mr. Crozer and his spouse are the trustees and their children are beneficiaries. Mr. Crozer disclaims any beneficial ownership of all of these shares.

 (5) Includes 6,624 shares owned by the spouse of Mr. Deese, as to which Mr. Deese disclaims any beneficial ownership.

 (6) Includes 92,052 shares owned by the spouse of Mr. Flowers, as to which Mr. Flowers disclaims any beneficial ownership.

 (7) Includes 9,000 shares held by a limited partnership in which Mr. Harrison is a general partner. Also includes 12,000 shares owned by the spouse of Mr. Harrison, as to which Mr. Harrison disclaims any beneficial ownership.

 (8) Includes 7,167 shares owned by the spouse of Mr. Lanier, as to which Mr. Lanier disclaims any beneficial ownership.

 (9) Includes: (i) 974,000 shares held by investment advisory clients of Capital Management Associates, Inc., of which Mr. Shields is Chairman of the board of directors and Chief Executive Officer, and (ii) 1,060,650 shares owned by the spouse of Mr. Shields, as to which Mr. Shields disclaims any beneficial ownership. Mr. Shields' business address is Shields & Company, 140 Broadway, New York, NY 10005.

(10) Includes 17,750 shares held by a trust of which Mr. Wood is co-trustee and the following shares, as to which Mr. Wood disclaims any beneficial ownership: (i) 863,308 shares owned by the spouse of Mr. Wood; and (ii) 7,695 shares held by Mr. Wood as custodian for his nephew.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     We believe all stock transaction reports required to be filed by Section 16(a) of the Securities Exchange Act of 1934 with the Securities and Exchange Commission were timely filed by directors and officers, except for Mr. Crozer, one of our directors, who filed one Form 4 late. This was an inadvertent omission and the Form 4 was promptly filed upon discovery of the oversight.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table provides certain summary information for the period March 26, 2001, the date of our spin-off from Flowers Industries, Inc., to December 29, 2001 concerning compensation of the Chief Executive Officer and each of the four other most highly compensated executive officers of Flowers Foods.

                                            COMPENSATION                         LONG-TERM COMPENSATION
                                 ----------------------------------   ---------------------------------------------
                                                                                   SECURITIES
                                                                      RESTRICTED   UNDERLYING   LONG TERM     ALL
                                                              OTHER     STOCK        OPTION     INCENTIVE    OTHER
                                 FISCAL   SALARY     BONUS    COMP.     AWARDS       AWARDS      PAYOUTS     COMP.
NAME AND PRINCIPAL POSITION       YEAR      ($)     ($)(1)     ($)       ($)          (#)          ($)        ($)
---------------------------      ------   -------   -------   -----   ----------   ----------   ---------   -------
Amos R. McMullian..............   2001    480,288   522,891     --          --      397,200           --         --
  Chairman of the Board and
  Chief Executive Officer

George E. Deese................   2001    272,000   152,048     --          --      115,500           --         --
  President and Chief Operating
  Officer, Flowers Bakeries

Gary L. Harrison...............   2001    272,000        --     --          --       75,000           --         --
  Former President and Chief
  Operating Officer, Mrs
  Smith's Bakeries

Jimmy M. Woodward..............   2001    213,462   134,849     --          --      115,500           --         --
  Vice President and Chief
  Financial Officer

G. Anthony Campbell............   2001    188,700   102,898     --          --       69,000           --         --
  Former General Counsel and
  Secretary

OPTION GRANTS IN LAST FISCAL YEAR

                                                                                          POTENTIAL REALIZABLE
                                                                                            VALUE AT ASSUMED
                                               INDIVIDUAL GRANTS                             ANNUAL RATES OF
                        ---------------------------------------------------------------        STOCK PRICE
                         NUMBER OF    PERCENTAGE OF                                         APPRECIATION FOR
                        SECURITIES    TOTAL OPTIONS         EXERCISE                      THE OPTION TERM($)(3)
                        UNDERLYING     GRANTED TO            PRICE                        ---------------------
                          OPTIONS     EMPLOYEES IN         PER SHARE         EXPIRATION
NAME                    GRANTED(#)     FISCAL YEAR         ($/SH)(1)          DATE(2)        5%          10%
----                    -----------   -------------   --------------------   ----------   ---------   ---------
Amos R. McMullian.....    397,200         25.94%             $14.21           04/06/11    3,549,615   8,995,420
George E. Deese.......    115,500          7.54%             $14.21           04/06/11    1,032,176   2,615,738
Gary L. Harrison......     75,000          4.90%             $14.21           04/06/11      670,244   1,698,531
Jimmy M. Woodward.....    115,500          7.54%             $14.21           04/06/11    1,032,176   2,615,738
G. Anthony Campbell...     69,000          4.51%             $14.21           04/06/11      616,625   1,562,649

---------------

(1) The exercise price per share is equal to the fair market value of a share of our common stock on April 6, 2001, the date of the grant.

(2) All stock options have a ten year term and become exercisable on the fourth anniversary of the grant date.

(3) The potential realizable value portion of the foregoing table illustrates the value that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming that Flowers Foods common stock appreciates at the specified compounded rates. The assumed annual rates of stock price appreciation are specified by the rules of the Securities and Exchange Commission for illustrative purposes only and are not intended to project the future performance of Flowers Foods common stock.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR END OPTION VALUES

     None of our executive officers named in the summary compensation table exercised options during the period from March 26, 2001 through December 29, 2001. The table below provides information on the value of options held by such executive officers, based on the value of such options on December 29, 2001. This value is calculated as the difference between the exercise price of the option and $26.61 per share, which was the closing price of our common stock on that date as reported in the Record of Composite Transactions for New York Stock Exchange listed securities and printed in The Wall Street Journal.

                        SHARES                      NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                       ACQUIRED                    UNDERLYING UNEXERCISED            IN-THE-MONEY OPTIONS
                          ON        VALUE      OPTIONS AT FISCAL YEAR END(#)        AT FISCAL YEAR END($)
                       EXERCISE    REALIZED    ------------------------------    ----------------------------
NAME                     (#)         ($)       EXERCISABLE      UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                   --------    --------    -----------      -------------    -----------    -------------
Amos R. McMullian..      --          --            --              397,200           --           4,925,280
George E. Deese....      --          --            --              115,500           --           1,432,200
Gary L. Harrison...      --          --            --               75,000           --             930,000
Jimmy M. Woodward..      --          --            --              115,500           --           1,432,200
G. Anthony
  Campbell.........      --          --            --               69,000           --             855,600

OTHER ARRANGEMENTS

     In connection with his resignation as General Counsel and Secretary and as a director of Flowers Foods effective December 31, 2001, G. Anthony Campbell entered into an employment agreement with Flowers Foods providing for his continued employment until April 2005. Mr. Campbell will serve as our consultant, with a particular focus on governmental affairs, and he will receive a salary through October 5, 2002 at a rate equal to his salary in effect at the time of his resignation. Thereafter, Mr. Campbell will receive no further cash compensation, but he will retain any outstanding options to purchase our common stock in accordance with the terms of his stock option agreement.

SEPARATION AGREEMENTS

     We entered into separation agreements with specified "executive officers" (as such term is defined under the Securities Exchange Act of 1934, as amended). These agreements serve as memoranda of the change in control benefits under certain of our benefit plans, and provide additional benefits, including relocation benefits and certain welfare benefits, in the event of a termination of employment following a change in control. These agreements also provide for tax gross-up payments to neutralize any excise taxes that are imposed on payments subject to Section 4999 of the Internal Revenue Code of 1986, as amended, referred to as the Code, and any additional income taxes that are attributable to those payments. Our compensation committee may select, in its sole discretion, any additional executives to be offered such separation agreements.

RETIREMENT PLAN

     We adopted the Flowers Foods, Inc. Retirement Plan No. 1, referred to as the retirement plan, which provides a defined benefit pension upon retirement to eligible employees of participating subsidiaries (but not to employees of Flowers Foods) that is based upon each year of service with the participating subsidiary. Additionally, the retirement plan provides a defined benefit pension upon retirement to eligible employees (including employees of non-participating subsidiaries and of Flowers Foods) who were participants under the Flowers Industries, Inc. Retirement Plan No. 1 prior to the spin-off that is based upon each year of service with Flowers Industries, Inc. and/or certain of its subsidiaries. The pension benefit is the sum of annual credits earned during eligible employment. The basic annual credit is 1.35% of the first $10,000 of W-2 earnings (subject to certain exclusions) for each year of service and 2% of W-2 earnings (subject to certain exclusions) in excess of $10,000 for each year of service. Certain additional annual credits are provided for a limited group of participants in the retirement plan. The table below includes the estimated amounts that are payable to the individuals indicated upon their retirement at age 65 under the provisions of the retirement plan, assuming that payment is made in the form of a life annuity. Effective as of the date of our spin-off from Flowers

Industries, Inc., the individuals listed in the table below had accrued a fixed benefit under the retirement plan, and will not earn additional benefits under the retirement plan for years of service with Flowers Foods and/or non-participating subsidiaries.

DISCLOSURE FOR CERTAIN INDIVIDUALS

                                                           CREDITED
                                                           YEARS OF   PROJECTED ANNUAL
                                                           SERVICE        BENEFIT
                                                           --------   ----------------
Amos R. McMullian........................................     38          $137,950
George E. Deese..........................................     37          $ 98,051
Gary L. Harrison.........................................     45          $ 94,362
Jimmy M. Woodward........................................     16          $ 36,383
G. Anthony Campbell......................................     17          $ 71,393

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     Our supplemental executive retirement plan, referred to as the SERP, provides a supplemental retirement income benefit for any executive who is a participant in the retirement plan, if his retirement plan benefit is subject to restrictions that apply to tax-qualified plans. The supplemental benefit is equal to (i) the benefit he would have received according to the retirement plan formula if he had not been subject to limitations on maximum benefits or pensionable compensation received from tax-qualified plans and if certain amounts of compensation that he elected to defer under non-qualified deferred compensation programs were taken into account as pensionable compensation, minus
(ii) the amount he will receive from the retirement plan, as adjusted for these limits, and minus (iii) the amount of the monthly accrued benefit under the Flowers Industries, Inc. Supplemental Executive Retirement Plan as of March 26, 2001, which was paid out in the form of a lump sum in connection with the termination of that plan. The SERP is not tax-qualified. The purpose of the plan is to ensure that each participating executive's total retirement income benefits will equal the amounts that would have been payable to him under the retirement plan absent the limitations described above. Payments pursuant to this plan will be calculated in the form of a life only annuity, and the actuarial equivalent thereof will be paid in the form which the participating executive has elected for purposes of the retirement plan. Payments will be made from Flowers Foods' general assets. Payments generally will be made at the same time as the participant's distributions from the retirement plan, except in the event of a change in control of Flowers Foods, in which event the actuarial equivalent of anticipated payments will be paid immediately in a lump sum. Accruals under this plan during fiscal year 2001 amounted to $74,459, and there were no distributions from the plan during fiscal 2001.

REPORT ON EXECUTIVE COMPENSATION

     Our executive compensation program is administered by the compensation committee of our board of directors, which is comprised of three non-employee directors. Our compensation committee met twice during 2001 to evaluate the executive compensation program to assure that it is reasonable, equitable and competitive. The compensation committee considers the recommendations of independent compensation specialists in evaluating compensation levels, plan design and administration.

  COMPENSATION PHILOSOPHY

     Our compensation committee administers each aspect of our executive compensation program in a manner that emphasizes our primary long-term goals, which are the creation of consistent earnings growth and the enhancement of shareholder value in our common stock. The compensation committee considers these goals to be attainable by maintaining continuity within an experienced, professional and technically proficient executive group. Accordingly, our compensation program is designed (a) to be competitive with other similarly situated companies, (b) to be equitable by offering a reasonable level of base compensation and (c) to align the interests of the executives with those of the shareholders. The primary compensation arrangements, tailored to fulfill this philosophy and utilized by the compensation committee in various combinations, are as follows:

  BASE SALARY

     Each year, the compensation committee reviews the contribution made to Flowers Foods' performance by each senior executive and approves the executive's base salary. The base salary represents Flowers Foods' ongoing compensation commitment and forms the foundation for the executive compensation program. The compensation committee ensures that a competitive base salary is maintained for each executive by periodically reviewing the results of independent national survey data for comparable positions in companies with a dollar sales volume similar to Flowers Foods.

  BONUS PLAN

     Flowers Foods' Annual Executive Bonus Plan provides for an annual incentive bonus, which is expressed as a percentage of base salary, varying by position with Flowers Foods. A bonus is awarded upon Flowers Foods' attainment of a specified earnings goal. In addition, the bonus plan is designed to provide the executive with an increased bonus, limited to the lesser of $1,500,000 or an amount equal to twice the bonus percentage established for the executive's position multiplied by the executive's base salary, if actual earnings significantly exceed the goal. Correspondingly, the bonus plan is designed to provide the executive a lesser bonus if actual earnings fall below the goal, and no bonus at all if actual earnings fall below eighty percent of the goal. This mechanism provides motivation for the executive to continue to strive for improved earnings in any given year, regardless of the fact that the goal may, or may not, be obtained.

  STOCK INCENTIVE PLAN

     In keeping with the compensation committee's philosophy that the element of shareholder risk is an essential compensation tool, stock based incentives comprise a significant portion of the compensation program for the individuals listed above in the Summary Compensation Table. The compensation committee believes that continuation of stock based incentives is fundamental to the enhancement of shareholder value.

     The 2001 Equity and Performance Incentive Plan (referred to as the "EPIP") is Flowers Foods' ongoing intermediate and long-term incentive plan. The EPIP provides the compensation committee with an opportunity to make a variety of stock based awards, while selecting the form that is most appropriate for Flowers Foods and the executive group. The awards described below contain elements that focus the executive's attention on one of Flowers Foods' primary goals, the enhancement of shareholder value.

     During 2001, the compensation committee granted non-qualified stock options under the EPIP. These options are exercisable at any time, commencing on the fourth anniversary of the grant date, until the year 2011. Upon exercise, the executives are required to pay the fair market value of the shares, determined as of the grant date, which was $14.21 (referred to below as the "option price"). The executives have no rights as shareholders with respect to the common shares subject to the options until payment of the option price. The options are subject to forfeiture in the event of termination of employment, other than for retirement, disability, death, termination without cause or termination for any reason that the compensation committee determines should not result in forfeiture.

  COMPENSATION OF CHIEF EXECUTIVE OFFICER

     For the period from March 26, 2001 to December 29, 2001, Mr. McMullian received a base salary of $480,288, which amount was determined by the compensation committee to be appropriate in consideration of Flowers Foods' performance, Mr. McMullian's leadership and contribution to that performance and market conditions. In accordance with the terms of our bonus plan, Mr. McMullian received a bonus of $522,891 for 2001.

     During 2001, Mr. McMullian was granted the right to purchase 397,200 shares of our common stock under the terms of a non-qualified stock option award.

  DEDUCTIBILITY OF COMPENSATION EXPENSES

     Flowers Foods is not allowed a federal income tax deduction for compensation paid to certain executive officers in excess of $1 million, except to the extent that such compensation constitutes "performance based compensation" (as defined in Section 162(m) of the Code). Subject to shareholder approval of these compensation programs at the meeting, the compensation committee believes that any awards under the Annual Executive Bonus Plan and the EPIP will result in performance based compensation, and that Flowers Foods will not lose any federal income tax deduction for compensation paid under these compensation programs. The compensation committee will consider this deduction limitation during future deliberations and will continue to act in the best interests of Flowers Foods.

  SUMMARY

     The compensation committee believes that the base salary and the Annual Executive Bonus Plan provide an efficient and effective mechanism to reward the executive group for the daily leadership required to maximize Flowers Foods' current performance. Additionally, the stock based awards granted under the EPIP serve to align the long-term interests of the executives with those of the shareholders so that executive decisions are made as owners of Flowers Foods.

                                          The Compensation Committee
                                          of the Board of Directors:

                                          Joseph L. Lanier, Jr., Chairman
                                          Franklin L. Burke
                                          Jackie M. Ward

                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

     Under the terms of an agreement between Flowers Foods and Merrily Plantation, Inc., Flowers Foods is granted the use of approximately 6,000 acres of land owned by Merrily, together with the use of lodging, dining, and conference room facilities located on the property. The facilities are used primarily for the entertainment of customers. During the last fiscal year, Flowers Foods paid Merrily $93,410. Flowers Foods has surveyed facilities comparable to Merrily to assess the relative quality and cost of such facilities and has determined that the amount paid to Merrily for the use of its facilities is competitive with that charged for the use of comparable facilities. Flowers Foods has further determined that the use of the Merrily facilities in the past has been beneficial to the business of Flowers Foods and that its continued use for the entertainment of customers is in Flowers Foods' best interest. A majority of the outstanding capital stock of Merrily is owned by the spouse of
J. V. Shields, Jr.; the spouse of Robert P. Crozer, each of whom are directors of Flowers Foods, and the spouse of C. Martin Wood III, who is a director and a director-nominee.

     Since the beginning of 2001 through March 18, 2002, our Mrs. Smith's Bakeries subsidiary has purchased approximately $354,775 of ingredients from a distribution company, R&S Bakery Services, LLC, that is owned by the daughter and son-in-law of Gary L. Harrison, president and chief operating officer of Mrs. Smith's Bakeries until his retirement in early 2002. Of the amount purchased, $105,525 had not been paid for by Mrs. Smith's Bakeries as of March 18, 2002. Mr. Harrison is a minority shareholder in, and has provided a guarantee of a bank loan for, the ingredient manufacturer represented by R&S Bakery Services. Flowers Foods believes that these purchases have been made on terms that are no less favorable to it than would be the case for purchases from an unaffiliated third party. Neither Flowers Foods nor Mrs. Smith's Bakeries has an ongoing obligation to purchase any additional such ingredients.

                             AUDIT COMMITTEE REPORT

     Three directors make up the audit committee of our board of directors: Joe
E. Beverly, Franklin L. Burke and Jackie M. Ward. The board of directors has adopted a written charter for the audit committee, which is included as Annex A to this proxy statement.

     Management is responsible for our internal controls, financial reporting process and compliance with laws, regulations and ethical business standards. Our independent accountants are responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of these financial statements with accounting principles generally accepted in the United States. The audit committee's responsibility is to monitor and oversee these processes. In this context and in the performance of its duties, the audit committee met five times during 2001 and has:

     - reviewed with PricewaterhouseCoopers LLP the overall scope of and plans for its audit of our financial statements as of and for the fiscal year ended December 29, 2001;

     - received management representations that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States and reviewed and discussed with management and PricewaterhouseCoopers LLP our audited financial statements as of and for the fiscal year ended December 29, 2001;

     - discussed with PricewaterhouseCoopers LLP, our independent accountants, their judgment as to the quality, and not just the acceptability, of our accounting principles and financial controls and such other matters as are required to be discussed with the audit committee under auditing standards generally accepted in the United States, including the items regarding accounting principles set out in Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, promulgated by the Auditing Standards Board of the American Institute of Certified Public Accounts;

     - met with PricewaterhouseCoopers LLP, with and without management present, to discuss the results of their examinations and their evaluations of our internal controls; and

     - received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, discussed PricewaterhouseCoopers LLP's independence with representatives of PricewaterhouseCoopers LLP, and considered whether the provision of non-audit services to us by PricewaterhouseCoopers LLP is compatible with maintaining its independence.

     Based on these reviews and discussions, and in reliance on management and PricewaterhouseCoopers LLP, the audit committee recommended to the board of directors that our 2001 audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 29, 2001.

     Additionally, the audit committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the audit committee charter.

                                          The Audit Committee
                                          of the Board of Directors:

                                          Franklin L. Burke, Chairman
                                          Joe E. Beverly
                                          Jackie M. Ward

                            STOCK PERFORMANCE GRAPH

     The chart below is a comparison of the cumulative total return among Flowers Foods, Standard & Poor's Foods 500 Index and Standard & Poor's 500 Index since our common stock began regular-way trading on the New York Stock Exchange on March 28, 2001. Stock performances were calculated using the assumption that all dividends, including distributions of cash, were reinvested in common stock.

                           TOTAL SHAREHOLDER RETURNS

                              (PERFORMANCE GRAPH)

--------------------------------------------------------------------------
                                                   MARCH 28    DECEMBER 29
--------------------------------------------------------------------------
 FLOWERS FOODS                                      100.00        131.75
 S&P 500 INDEX                                      100.00        100.58
 S&P FOODS 500                                      100.00        112.74

     Companies in the S&P Foods 500 Index and the S&P 500 Index are weighted by market capitalization and indexed to $100 at March 28, 2001. The Flowers Foods share price is also indexed to $100 at March 28, 2001.

                                  PROPOSAL II

                        RATIFICATION AND APPROVAL OF THE
         FLOWERS FOODS, INC. 2001 EQUITY AND PERFORMANCE INCENTIVE PLAN

GENERAL

     Prior to Flowers Foods' spin-off from Flowers Industries, Inc. on March 26, 2001, our board of directors adopted and approved the 2001 Equity and Performance Incentive Plan, and Flowers Industries, Inc., as our sole shareholder, also approved the plan. To obtain the federal income tax deduction benefits under Section 162(m) of the Code, we are required to resubmit this plan for your ratification and approval at this annual meeting. Generally, the plan encourages ownership of our common stock by our executives and more closely aligns the interests of our executives with those of our shareholders. A summary of the plan is set forth below, and a complete copy of the plan is reprinted as Annex B to this proxy statement. All grants made under the plan to date and all share information specified in the plan and plan summary have been adjusted to reflect the 3-for-2 stock split that occurred on January 2, 2002. The only awards that have been made under the plan up to the date of this proxy statement are the non-qualified stock options discussed above.

     Specified key employees and officers of Flowers Foods and any of its subsidiaries who are selected by our board of directors and the non-employee directors of Flowers Foods are eligible to receive awards under the plan.

PRINCIPAL FEATURES OF THE PLAN

     General. Under the plan, our board of directors is authorized to make awards of (1) options to purchase shares of Flowers Foods common stock, par value $0.01 per share, (2) performance stock and performance units, (3) restricted stock and (4) deferred stock. Our compensation committee is authorized to oversee the plan and to make awards and grants under the plan.

     Shares Available Under the Plan. The number of shares of our common stock that may be issued or transferred (1) upon the exercise of options, (2) as restricted stock and released from all substantial risks of forfeiture, (3) as deferred stock, (4) in payment of performance stock or performance units that have been earned or (5) in payment of dividend equivalents paid with respect to awards made under the plan, may not exceed a total of 3,000,000, subject to adjustment under the terms of the plan. These shares of common stock may be original issue or treasury shares, or a combination of both.

     Eligibility. Our officers, key employees and non-employee directors, as well as any person who has agreed to begin serving in such capacity within 30 days of a date of grant, are eligible to be selected by our board of directors to receive awards under the plan. Our compensation committee selects those eligible individuals who will receive grants on the basis of management objectives. As of February 1, 2002, approximately six officers, 36 key employees and eight non-employee directors were eligible to participate in the plan.

     Options. Options entitle the optionee to purchase shares of our common stock at a predetermined price per share (which may not be less than the fair market value at the date of grant). Each grant specifies whether the option price will be payable (1) in cash at the time of exercise, (2) by the actual or constructive transfer to Flowers Foods of shares of our common stock owned by the optionee for at least six months and having a value at the time of exercise equal to the option price, (3) if authorized by our board of directors or our compensation committee, the delivery of shares of restricted stock or other forfeitable shares, deferred stock, performance stock, other vested options or performance units or (4) a combination of these payment methods. Grants may provide for deferred payment of the option price from the proceeds of a sale through a broker on the date of exercise of some or all of the shares of our common stock to which the exercise relates. No options are exercisable more than ten years from the date of grant. Each grant must specify the period of continuous employment with Flowers Foods that is required before the options become exercisable. Grants may provide for earlier exercise of an option in the event of retirement, disability, death or a change in control of Flowers Foods, or other similar transactions or events. Grants may also specify management objectives that must be achieved as a condition to the exercise of the option. Successive grants may be made to the same optionee whether or not previously granted options remain unexercised.

     Our board of directors may modify, suspend or terminate the plan, provided that some material modifications affecting the plan must be approved by shareholders, and any change in the plan that may adversely affect an optionee's rights under an option previously granted under the plan requires the consent of the optionee.

     Restricted Stock. An award of restricted stock involves the immediate transfer of ownership of a specific number of shares of our common stock to a participant in consideration of the performance of services. The participant will be entitled immediately to voting, dividend and other ownership rights in such shares. The transfer or later elimination of restrictions may be made without additional consideration or in consideration of a payment by the participant that is less than current fair market value, as our board of directors may determine. Our board of directors may condition the award on the achievement of specified management objectives. Restricted stock must be subject to a "substantial risk of forfeiture" (within the meaning of

Section 83 of the Code) for a period to be determined by our board of directors in order for the participant to avoid immediate taxation. An example would be a provision that the restricted stock would be forfeited if the participant ceased to serve as an officer or key employee of Flowers Foods during a specified period of years. If service alone is the criterion for non-forfeiture, the period of service must be at least three years; if other management objectives are included, non-forfeiture may occur after one year from the date of grant. In order to enforce these forfeiture provisions, the transferability of restricted stock is prohibited or restricted in a manner and to the extent prescribed by our board of directors for the period during which the forfeiture provisions are to continue. Our board of directors may provide for a shorter period during which the forfeiture provisions are to apply in the event of retirement, disability, death or a change in control of Flowers Foods, or other similar transaction or event.

     Deferred Stock. An award of deferred stock constitutes an agreement by Flowers Foods to deliver shares of its common stock to the participant in the future in consideration of the performance of services. However, the deferred stock award may be subject to the fulfillment of certain conditions, such as management objectives, during the deferral period specified by our board of directors. During the deferral period, the participant cannot transfer any rights in the award and has no right to vote the shares of deferred stock, but our board of directors may, on or after the date of the award, authorize the payment of dividend equivalents on such shares on a current, deferred or contingent basis, either in cash or in additional shares of our common stock. Awards of deferred stock may be made without additional consideration or in consideration of a payment by the participant that is less than the fair market value per share on the date of award. Deferred stock must be subject to the performance of services for at least three years, provided that if management objectives are included, the performance of services must be for at least one year. Our board of directors determines the deferral period at the date of the award, and may provide for a deferral period of less than three years in the event of retirement, disability, death or a change in control of Flowers Foods, or other similar transaction or event.

     Performance Stock and Performance Units. Performance stock and performance units involve awards that become payable upon the achievement of specified management objectives during a designated performance period. This performance period may be subject to early termination in the event of retirement, disability or death or a change in control of Flowers Foods, or other similar transaction or event. A minimum level of acceptable achievement may also be established by our board of directors. If, by the end of the performance period, the participant has achieved the specified management objectives, the participant will be deemed to have fully earned the performance stock and/or performance units. If the participant has not achieved the management objectives, but has attained or exceeded the predetermined minimum, the participant will be deemed to have partly earned the performance stock and/or performance units (such part to be determined in accordance with a formula). To the extent earned, the performance stock and/or performance units will be paid to the participant at the time and in the manner determined by our board of directors in cash, shares of our common stock or in any combination of those methods. Each award of performance stock or performance units may be subject to adjustment to reflect changes in compensation or other factors, so long as no adjustment would result in the loss of an available exemption for the award under Section 162(m) of the Code. Our board of directors or its compensation committee may provide for the payment of dividend equivalents to the holder on a current, deferred or contingent basis, either in cash or in additional shares of our common stock.

     Management Objectives. Under the plan, our board of directors is required to establish performance goals for purposes of performance stock and performance units. In addition, if our board of directors so chooses, options, restricted stock and deferred stock may also specify management objectives. Management objectives may be described either in terms of company-wide objectives, individual participant objectives or objectives related to the performance of the division, subsidiary, department or function within Flowers Foods in which the participant is employed. Management objectives applicable to any award may include specified levels of and/or growth in (1) cash flow, (2) earnings per share, (3) earnings before interest and taxes, (4) net income, (5) return on assets, (6) return on assets employed, (7) return on equity, (8) return on invested capital, (9) return on total capital, (10) revenue, (11) stock price,
(12) total return to shareholders, (13) economic value added, (14) operating profit, or any combination of these objectives. If our board of directors determines that a change in the business, operations, corporate structure or capital structure of Flowers Foods, or the manner in which it conducts its business, or other events or circumstances render the management objectives unsuitable, our board of directors may modify the performance goals or the related minimum acceptable level of achievement, in whole or in part, as our board of directors deems appropriate and equitable, unless the result would be to make an award otherwise eligible for an exemption under Section 162(m) of the Code ineligible for such an exemption.

     Transferability. Except as otherwise determined by our board of directors, no option or other award under the plan is transferable by a participant, other than by will or the laws of descent and distribution, provided that options (except for incentive stock options) may be transferred without payment of consideration by the transferee to the participant's immediate family or to trusts established solely for the benefit of one or more members of the participant's immediate family. Except as otherwise determined by our board of directors, options are exercisable during the optionee's lifetime only by him or her or by his or her guardian or legal representative. Our board of directors may specify at the date of grant that part or all of the shares of our common stock that are (1) to be issued or transferred by Flowers Foods upon the exercise of options, upon the termination of a deferral period applicable to deferred stock or upon the payment under any grant of performance stock or performance units or (2) no longer subject to a substantial risk of forfeiture and restrictions on transfer referred to in the plan, shall be subject to further restrictions on transfer.

     Adjustments. The plan provides that the number of shares available for awards will be adjusted to account for (a) shares relating to awards that expire or are forfeited under the plan, or (b) shares that are transferred, surrendered or relinquished in payment of the option exercise price for satisfaction of withholding rules for the exercise or receipt of awards under the plan. This permits the grant of additional awards equal to the number of shares turned in by award recipients. The maximum number of shares of our common stock covered by outstanding options, deferred stock, performance stock and restricted stock granted under the plan, and the prices per share applicable to those shares, are subject to adjustment in the event of stock dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, spin-offs, reorganizations, liquidations, issuances of rights or warrants and similar events. In the event of any such transaction, our board of directors is given discretion to provide a substitution of alternative consideration for any or all outstanding awards under the plan, as it in good faith determines to be equitable under the circumstances, and may require the surrender of all awards so replaced. Our board of directors may also make or provide for adjustments in the numerical limitations under the plan as our board of directors may determine appropriate to reflect any of the foregoing transactions or events. Our board of directors is authorized to interpret the plan and related agreements and other documents. Our board of directors may make awards to employees under any or a combination of all of the various categories of awards that are authorized under the plan, or, in its discretion, make no awards. The plan may be amended from time to time by our board of directors. However, any amendment that must be approved by the shareholders of Flowers Foods in order to comply with applicable laws or the rules of the principal national securities exchange or quotation system upon which our common stock is traded or quoted will not be effective unless and until such approval has been obtained in compliance with those applicable laws or rules. These amendments would include any increase in the number of shares issued or certain other increases in awards available under the plan (except for increases caused by adjustments made pursuant to the plan). Presentation of the plan or any amendment of the plan for shareholder approval is not to be construed to limit Flowers Foods' authority to offer similar or dissimilar benefits through plans that are not subject to shareholder approval.

     The plan provides that awards representing no more than 3% of the shares available under the plan may not be required to meet certain restrictions otherwise applicable to restricted stock, deferred stock and performance stock awards under the plans. Our board of directors may not, without further approval of Flowers Foods' shareholders, authorize the amendment of any outstanding option to reduce the option price. Furthermore, the exercise price of an outstanding option may not be reduced to a lower option price without further approval of the shareholders of Flowers Foods. The plan does not confer on any participant a right to continued employment with Flowers Foods.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of the federal income tax consequences of specified transactions under the plan based on federal income tax laws in effect on January 1, 2002. This summary is not intended to be complete and does not describe state or local tax consequences.

  TAX CONSEQUENCES TO PARTICIPANTS

     Non-Qualified Stock Options. In general, (i) no income will be recognized by an optionee at the time a non-qualified stock option is granted; (ii) at the time of exercise of a non-qualified stock option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a non-qualified stock option, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as a capital gain (or loss).

     Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an option that qualifies as an incentive stock option under Sections 421 and 422 of the Code. If shares are issued to the optionee pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a capital gain and any loss sustained will be a capital loss.

     If shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as a capital gain (or loss).

     Restricted Stock. The recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock (reduced by any amount paid by the participant for such restricted stock) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code, referred to as Restrictions. However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such restricted stock. If a Section 83(b) election has not been made, any dividends received with respect to restricted stock that are subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

     Deferred Stock. No income generally will be recognized upon the award of deferred stock. The recipient of a deferred stock award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted shares on the date that such shares are transferred to the participant under the award (reduced by any amount paid by the participant for such deferred stock).

     Performance Stock and Performance Units. No income generally will be recognized upon the grant of performance stock or performance units. Upon payment in respect of the earn-out of performance stock or performance units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted shares received.

  TAX CONSEQUENCES TO FLOWERS FOODS OR ITS SUBSIDIARIES

     To the extent that a participant recognizes ordinary income in the circumstances described above, Flowers Foods or the corporate subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of

Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

NEW PLAN BENEFITS

     Following adoption of the plan by our board of directors, the board of directors approved grants of stock options under the 2001 Equity and Performance Incentive Plan to our named executive officers as follows:

                                                              NUMBER OF
                                                                SHARES
                                                              UNDERLYING
NAME AND POSITION                                              OPTIONS
-----------------                                             ----------
Amos R. McMullian...........................................    397,200
  Chairman of the Board and Chief
  Executive Officer
George E. Deese.............................................    115,500
  President and Chief Operating
  Officer, Flowers Bakeries
Gary L. Harrison............................................     75,000
  Former President and Chief
  Operating Officer, Mrs. Smith's
  Bakeries
Jimmy M. Woodward...........................................    115,500
  Vice President and Chief Financial
  Officer
G. Anthony Campbell.........................................     69,000
  Former General Counsel and
  Secretary
All Current Executive Officers as a
  Group.....................................................    780,600
All Current Non-Executive
  Directors as a Group......................................    135,000
All Employees, including all Non-Executive
  Officers as a Group.......................................  1,666,200

     Included in the above table are grants of options to purchase 15,000 shares of our common stock during fiscal 2001 to each of Jackie M. Ward, C. Martin Wood III and Joseph L. Lanier, Jr., our director-nominees. Except as set forth above, no other awards have been granted under the plan. Additional grants and benefits accruing pursuant to the above grants are not presently determinable.

     OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION AND APPROVAL OF THE FLOWERS FOODS, INC. 2001 EQUITY AND PERFORMANCE INCENTIVE PLAN.

                                  PROPOSAL III

                        RATIFICATION AND APPROVAL OF THE
                FLOWERS FOODS, INC. ANNUAL EXECUTIVE BONUS PLAN

GENERAL

     To obtain the federal income tax deduction benefits under Section 162(m) of the Code, we are required to submit this plan for your ratification and approval at this annual meeting. Generally, the plan rewards performance by executives based upon criteria specified in the plan. Specified employees and officers of Flowers Foods and any of its subsidiaries who are selected by the compensation committee of our board of directors are eligible to receive bonuses under the plan. A summary of the plan is set forth below, and a complete copy of the plan is reprinted as Annex C to this proxy statement.

PRINCIPAL FEATURES OF THE PLAN

     The plan provides for an annual incentive bonus, which is expressed as a percentage of an executive's base salary. The amount of a bonus for a plan year depends on the following three factors: (1) the executive's base salary for the plan year; (2) a bonus percentage of between forty and seventy-five percent, depending upon the executive's salary grade; and (3) a percentage determined by the relationship of Flowers Foods' actual earnings before interest, taxes, depreciation and amortization, referred to as EBITDA, for the plan year, compared with the EBITDA goal for the plan year that is established by the compensation committee no later than ninety days following the beginning of the plan year.

     The plan provides for an increased bonus for a plan year, limited to the lesser of (1) $1,500,000 or (2) an amount equal to twice the amount determined by multiplying the executive's base salary for the plan year by the bonus percentage applicable to his or her salary grade, if the actual EBITDA for the plan year exceeds the EBITDA goal for the plan year. Correspondingly, the plan provides for a decreased bonus for a plan year or no bonus at all if the actual EBITDA for the plan year is less than the EBITDA goal for the plan year.

     In the event that an executive's employment is terminated before the completion of an entire plan year due to death, disability or retirement for purposes of Flowers Foods' tax-qualified retirement plans, or in the event of a change in control of Flowers Foods, the executive will receive a prorated bonus for the partial plan year. If an executive's employment is terminated before the completion of an entire plan year for any reason other than those described above, he or she will not receive a bonus for the partial plan year.

     It is intended that any bonus paid to an executive under the plan will constitute "performance based compensation" as that term is defined in Section 162(m) of the Code. Section 162(m) generally disallows a federal income tax deduction for compensation paid to specified executive officers in excess of $1 million, except to the extent that such compensation constitutes "performance based compensation."

     If the shareholders approve the plan, it will continue indefinitely, subject to the compensation committee's right to terminate the plan on a prospective basis at any time.

NEW PLAN BENEFITS

     No plan benefits will be paid under the plan for any non-executive employee or any non-employee director of Flowers Foods. The following is information concerning the benefits or amounts that are expected to be received by or allocated to each of our named executive officers individually and to our executive group as a whole under the Annual Executive Bonus Plan.

NAME AND POSITION                                DOLLAR VALUE($)
-----------------                                ---------------
AMOS R. MCMULLIAN..............................      522,891
  Chairman of the Board and
  Chief Executive Officer
GEORGE E. DEESE................................      152,048
  President and Chief
  Operating Officer, Flowers
  Bakeries
GARY L. HARRISON...............................            0
  Former President and Chief
  Operating Officer, Mrs. Smith's
  Bakeries
JIMMY M. WOODWARD..............................      134,849
  Vice President and Chief
  Financial Officer
G. ANTHONY CAMPBELL............................      102,898
  Former General Counsel and
  Secretary
ALL CURRENT EXECUTIVE OFFICERS AS A GROUP......      955,900

     OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION AND APPROVAL OF THE FLOWERS FOODS, INC. ANNUAL EXECUTIVE BONUS PLAN.

                                  PROPOSAL IV

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     Our board of directors has appointed PricewaterhouseCoopers LLP as our independent public accountants for the fiscal year ending December 28, 2002. Our board of directors recommends that this appointment be ratified.

     Representatives of PricewaterhouseCoopers LLP will be present at the meeting and will have the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.

FISCAL 2001 AUDIT FIRM FEE SUMMARY

     During fiscal 2001, we retained our principal auditor, PricewaterhouseCoopers LLP, to provide services in the following categories and amounts:

AUDIT FEES

     PricewaterhouseCoopers LLP has billed us $475,000, in the aggregate, for professional services it rendered for the audit of our annual financial statements for the fiscal year ended December 29, 2001 and the reviews of the interim financial statements included in our Forms 10-Q filed during the fiscal year ended December 29, 2001.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     PricewaterhouseCoopers LLP has not billed us for financial information design and implementation fees described in paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X, since it did not render any of those services for us during the fiscal year ended December 29, 2001.

ALL OTHER FEES

     PricewaterhouseCoopers LLP has billed us $1,702,500, in the aggregate, for all other professional services it rendered during the fiscal year ended December 29, 2001, primarily for audits of our employee benefit plans, registration statement services, due diligence services, income tax compliance and related tax services and internal audit related services.

     The audit committee has concluded that the provision of non-audit services by our principal auditor is compatible with maintaining auditor independence.

     OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT ACCOUNTANTS FOR FISCAL YEAR 2002.

                 OTHER MATTERS THAT MAY COME BEFORE THE MEETING

     We do not know of any matters other than those stated above which are to be brought before the meeting. However, if any other matters should be properly presented for consideration and voting, it is the intention of the persons named in the proxy to vote on those matters in accordance with their judgment.

                             SHAREHOLDER PROPOSALS

     Proposals by shareholders intended to be presented at our 2003 annual meeting must be forwarded in writing and received at our principal executive offices no later than December 23, 2002, directed to the attention of the corporate secretary, for consideration for inclusion in our proxy statement for such meeting. Moreover, with regard to any proposal by a shareholder not seeking to have its proposal included in the proxy statement but seeking to have its proposal considered at our 2003 annual meeting, if that shareholder fails to notify us in the manner set forth above of its proposal by March 8, 2003, then the persons appointed as proxies may exercise their discretionary voting authority if the proposal is considered at our 2003 annual meeting, notwithstanding that shareholders have not been advised of the proposal in the proxy statement for the 2003 annual meeting. Any shareholder proposals must comply in all respects with the rules and regulations of the Securities and Exchange Commission.

     A copy of Flowers Foods' Annual Report on Form 10-K for the fiscal year ended December 29, 2001, which has been filed with the Securities and Exchange Commission, may be obtained without charge by written request to Shareholder Relations Department, Flowers Foods, Inc., 1919 Flowers Circle, Thomasville, GA 31757.

                                                                         ANNEX A

                              FLOWERS FOODS, INC.

                         CHARTER OF THE AUDIT COMMITTEE

                           OF THE BOARD OF DIRECTORS

                              1. MISSION STATEMENT
                                2. ORGANIZATION
                          3. ROLE AND RESPONSIBILITIES

                                  MAY 16, 2001

                               MISSION STATEMENT

     The Audit Committee (Committee) will assist the Board of Directors in fulfilling its oversight responsibilities. Through management, external auditors and legal counsel, the Committee will review the financial reporting process, the system of internal control, the audit process, and the Company's process for monitoring compliance with laws and regulations and with the Company's code of conduct. In performing its duties, the Committee will maintain effective working relationships with the Board of Directors, management, and the internal and external auditors. To effectively perform his or her role, each committee member will obtain an understanding of the detailed responsibilities of committee membership as well as the company's business, operations, and risks.

                                  ORGANIZATION

SIZE

     The Committee will consist of at least three independent directors.

MEMBERSHIP QUALIFICATIONS

     The Nominating Committee of the Board of Directors will appoint members to the Committee. To serve on the Committee the director must be independent. Directors will be considered to be independent if they have no relationship that may interfere with the exercise of their independence from management and the corporation.

     In determining independence the Board will adhere to the requirements of the New York Stock Exchange.

     Each member of the Committee must be "financially literate" or must become "financially literate" within a reasonable period of time after appointment to the Committee. The Board will determine, in its business judgement, whether a director meets the financial literacy requirement.

     At least one member of the Committee must have "accounting or related financial management expertise", as determined by the Board in its business judgement.

TERM OF OFFICE

     The Board of Directors has the authority to set the term of office for each Committee member.

MEETINGS

     The Committee will meet regularly, but at its discretion, in order to fulfill its responsibilities. The Committee will, at a minimum, hold meetings:

     - prior to the release of the Company's annual audited consolidated financial statements

     - to review both the internal and external audit plans, and

     - on at least one other occasion to review the findings and status of the completion of the internal audits and

     - to review the status of the annual audit of the Company's consolidated financial statements.

     In addition, the Committee will conduct either telephonic or face-to-face meetings, prior to the Company's release to the public, to review the Company's quarterly results and financial position.

     In addition to the general meetings, the Committee will meet in a private session at least once a year with each of: management, internal auditors, and external auditors. Each of these groups will have direct and unrestricted access to the Committee.

                            ROLES & RESPONSIBILITIES

INTERNAL CONTROL

     Review with management the Company's system of internal controls.

     Obtain from the external auditors assurance that they will inform the Company's management concerning any information indicating that an illegal act has or may have occurred that could have a material effect on the Company's financial statements, and assure that such information has been conveyed to the Committee.

                              FINANCIAL REPORTING

GENERAL

     Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements.

ANNUAL FINANCIAL STATEMENTS

     Discuss with management and the external auditors, the financial statements and results of the audit, including matters required to be communicated to the Committee by the external auditors.

     Review the expected impact of new accounting and reporting pronouncements.

     Review complex and/or unusual transactions such as restructuring charges and use of derivatives.

     Review judgmental areas such as those involving valuation of assets and liabilities, including, for example, the accounting for and disclosure of obsolete or slow-moving inventory; warranty, product, and environmental liability; litigation reserves; and other commitments and contingencies.

     Based on these reviews and discussions, advise the Board of Directors whether the Committee recommends that the audited financial statements be included in the Annual Report on Form 10-K.

INTERIM FINANCIAL STATEMENTS

     Be briefed on how management develops and summarizes quarterly financial information and the extent of involvement by the internal and external auditors in performing a pre-issuance review of quarterly financial information.

     Meet with management and, if a pre-issuance review was completed, with the external auditors, either telephonically or in person, to review the interim financial statements and the results of the review.

     Discuss with the external auditors those matters, if any, required to be communicated to the Committee by professional standards.

COMPLIANCE WITH LAWS AND REGULATIONS

     Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) on any material fraudulent acts or accounting irregularities.

COMPLIANCE WITH CODE OF CONDUCT

     Review the program for monitoring compliance with the code of conduct.

     Periodically obtain updates from management and general counsel regarding compliance.

INTERNAL AUDIT

     Review the activities and organizational structure of the internal audit function.

     Review the qualifications of the internal audit function and concur in the appointment, replacement, reassignment, or dismissal of the director of internal audit or changes in the use of an outside firm if internal audit is outsourced.

     Review the effectiveness of the internal audit function.

EXTERNAL AUDIT

     Review and approve the external auditors' proposed audit scope and approach.

     Review the performance of the external auditors and recommend to the board of directors the appointment or discharge of the external auditors. The external auditors are ultimately accountable to the Board of Directors and the Committee as representatives of shareholders.

     Review and confirm the independence of the external auditors by reviewing the non-audit services provided and the auditors' assertion of their independence in accordance with professional standards.

OTHER RESPONSIBILITIES

     Review, with the Company's counsel, any legal matters that could have a significant impact on the Company's financial statements.

     Review with management, any tax matters that could have a significant impact on the Company's financial statements.

     Review the fees paid to the external auditors for audit and non-audit services.

     Review the policies and procedures in effect for considering officers' expenses and perquisites.

     If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist.

     Perform other oversight functions as requested by the full Board.

     Annually review and reassess the adequacy of the charter; receive approval of changes from the Board.

     (i) Reporting

RESPONSIBILITIES

     Regularly update the Board of Directors about Committee activities and make appropriate recommendations.

                                                                         ANNEX B

                              FLOWERS FOODS, INC.

                   2001 EQUITY AND PERFORMANCE INCENTIVE PLAN

     1. Purpose. The purpose of the 2001 Equity and Performance Incentive Plan is to attract and retain directors, officers and other key employees for Flowers Foods, Inc., a Georgia corporation and its Subsidiaries and to strengthen the mutuality of interests between such key persons and the Company's shareholders by offering performance and equity-based incentives and rewards for superior performance.

     2.  Definitions.  As used in this Plan,

     "Board" means the Board of Directors of the Company and, to the extent of any delegation by the Board to a committee (or subcommittee thereof) pursuant to
Section 17 of this Plan, such committee (or subcommittee).

     "Change in Control" shall have the meaning provided in Section 12 of this Plan.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Committee" means the Compensation Committee of the Board, which shall consist of a committee of two (2) or more Nonemployee Directors appointed by the Board to exercise one or more administrative functions under the Plan.

     "Common Stock" means the common stock, par value $.01 per share, of the Company or any security into which such Common Stock may be changed by reason of any transaction or event of the type referred to in Section 11 of this Plan.

     "Company" means Flowers Foods, Inc., a Georgia corporation.

     "Covered Employee" means a Participant who is, or is determined by the Board to be likely to become, a "covered employee" within the meaning of Section 162(m) of the Code (or any successor provision).

     "Date of Grant" means the date specified by the Board on which a grant of Option Rights, Performance Stock or Performance Units or a grant or sale of Restricted Stock or Deferred Stock shall become effective which date shall not be earlier than the date on which the Board takes action with respect thereto.

     "Deferral Period" means the period of time during which Deferred Stock is subject to deferral limitations under Section 7 of this Plan.

     "Deferred Stock" means an award made pursuant to Section 7 of this Plan of the right to receive Common Stock at the end of a specified Deferral Period.

     "Director" means a member of the Board of Directors of the Company.

     "Disability" means disability as determined under procedures established by the Committee for purposes of this Plan.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

     "Fair Market Value" means (i) the average of the highest and the lowest quoted selling price of a share of Common Stock as reported on the composite tape for securities listed on the New York Stock Exchange, or such other national securities exchange as may be designated by the Committee, or, in the event that the Common Stock is not listed for trading on a national securities exchange but is quoted on an automated system, on such automated system, in any such case on the valuation date (or, if there were no sales on the valuation date, the average of the highest and the lowest quoted selling prices as reported on said composite tape or automated system for the most recent day during which a sale occurred), or (ii), if clause (i) does not apply, the fair market value of the Common Stock as determined by the Board. Notwithstanding the foregoing, for purposes of determining Fair Market Value for grants made during the period March 26 through

April 5, 2001, the value determined according to (i) above shall be averaged for the first twenty (20) trading days commencing on the date of said grant.

     "Immediate Family" has the meaning ascribed thereto in Rule 16a-1(e) under the Exchange Act (or any successor rule to the same effect) as in effect from time to time.

     "Incentive Stock Options" means Option Rights that are intended to qualify as "incentive stock options" under Section 422 of the Code or any successor provision.

     "Management Objectives" means the measurable performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance Stock or Performance Units or, when so determined by the Board, Option Rights, Restricted Stock and dividend credits pursuant to this Plan. Management Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or of the Subsidiary, division, department, region or function within the Company or Subsidiary in which the Participant is employed. The Management Objectives may be made relative to the performance of other corporations. The Management Objectives applicable to any award to a Covered Employee shall be based on specified levels of or growth in one or more of the following criteria:

           1. cash flow;
           2. earnings per share;
           3. earnings before interest and taxes;
           4. earnings per share growth;
           5. net income;
           6. return on assets;
           7. return on assets employed;
           8. return on equity;
           9. return on invested capital;
          10. return on total capital;
          11. revenue growth;
          12. stock price;
          13. total return to shareholders;
          14. economic value added; and
          15. operating profit growth; or

any combination of the foregoing.

     If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Committee may in its discretion modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable, except in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such case, the Committee shall not make any modification of the Management Objectives or minimum acceptable level of achievement.

     "Nonemployee Director" means a Director who is not an employee of the Company or any Subsidiary.

     "Nonqualified Options" mean Option Rights that are not intended to qualify as Incentive Stock Options.

     "Optionee" means the optionee named in an agreement evidencing an outstanding Option Right.

     "Option Price" means the purchase price payable on exercise of an Option Right.

     "Option Right" means the right to purchase Common Stock upon exercise of an option granted pursuant to Section 5 or Section 9 of this Plan.

     "Participant" means a person who is selected by the Board to receive benefits under this Plan and who is at the time an officer or other key employee of the Company or any one or more of its Subsidiaries, or who has agreed to commence serving in any of such capacities within thirty (30) days of the Date of Grant, and shall also include each Nonemployee Director who receives an award of Option Rights or Restricted Stock.

     "Performance Period" means, in respect of Performance Stock or a Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating to such Performance Stock or Performance Unit are to be achieved.

     "Performance Stock" means a bookkeeping entry that records the equivalent of one Common Stock awarded pursuant to Section 8 of this Plan.

     "Performance Unit" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 8 of this Plan.

     "Plan" means this Flowers Foods, Inc. 2001 Equity and Performance Incentive Plan.

     "Restricted Stock" means shares of Common Stock granted or sold pursuant to
Section 6 or Section 9 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such Section 6 has expired.

     "Retirement" means termination of employment on or after attainment of age 65.

     "Spread" means the excess of the Fair Market Value per share on the date when Option Rights are surrendered in payment of the Option Price of other Option Rights, over the Option Price.

     "Subsidiary" means a corporation, company or other entity

          (i) more than fifty percent (50%) of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or

          (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than fifty percent (50%) of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company. Notwithstanding the foregoing, for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which, at the time, the Company owns or controls, directly or indirectly, more than fifty percent (50%) of the total combined voting power represented by all classes of stock issued by such corporation.

     3.  Stock Available Under the Plan.

     (a) Subject to adjustment as provided in Section 3(b) and Section 11 of this Plan, the number of shares of Common Stock that may be issued or transferred (i) upon the exercise of Option Rights, (ii) as Restricted Stock and released from substantial risks of forfeiture thereof, (iii) as Deferred Stock,
(iv) in payment of Performance Stock or Performance Units that have been earned,
(v) as awards to Nonemployee Directors or (vi) in payment of dividend equivalents paid with respect to awards made under the Plan shall not exceed in the aggregate 3,000,000 shares of Common Stock, plus any shares described in
Section 3(b). Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.

     (b) The number of shares available in Section 3(a) above shall be adjusted to account for shares relating to awards that expire, are forfeited or are transferred, surrendered or relinquished upon the payment of any Option Price by the transfer to the Company of shares of Common Stock or upon satisfaction of any withholding amount. Upon payment in cash of the benefit provided by any award granted under this Plan, any shares that were covered by that award shall again be available for issue or transfer hereunder.

     (c) Notwithstanding anything in this Section 3, or elsewhere in this Plan, to the contrary and subject to adjustment as provided in Section 11 of this Plan,

           (i) the aggregate number of shares of Common Stock actually issued or transferred by the Company upon the exercise of Incentive Stock Options shall not exceed 3,000,000 shares of Common Stock;

           (ii) no Participant shall be granted Option Rights, in the aggregate, for more than 1,500,000 shares of Common Stock during any period of three
     (3) consecutive years;

          (iii) the number of shares issued as Restricted Stock, Deferred Stock or Performance Stock shall not in the aggregate exceed 1,500,000 shares of Common Stock;

           (iv) during any period of three (3) consecutive fiscal years, the maximum number of shares of Common Stock covered by awards of Restricted Stock, Deferred Stock or Performance Stock granted to any one Participant shall not exceed 750,000 shares of Common Stock; and

           (v) no Nonemployee Director shall be granted Option Rights and Restricted Stock, in the aggregate, for more than 75,000 shares of Common Stock during any fiscal year of the Company.

     (d) Notwithstanding any other provision of this Plan to the contrary, in no event shall any Participant in any one (1) calendar year receive an award of Performance Stock and Performance Units having an aggregate maximum value as of their respective Dates of Grant in excess of $5,000,000.

     4. Eligibility. The Board shall have full authority and the absolute discretion to determine which Participants are to receive an award of Option Rights, Restricted Stock, Deferred Stock, Performance Stock or Performance Units, the time or times when those grants are to be made, the number of shares of Common Stock to be covered by each such grant in the case of Option Rights, Restricted Stock, Deferred Stock and Performance Stock, the status of the granted option as either an Incentive Stock Option or a Nonqualified Option in the case of an Option Right, the time or times when each Option Right is to become exercisable, the maximum term for which the Option Right is to remain outstanding and the vesting schedule (if any) applicable to the awards granted under this Plan.

     5. Option Rights. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of options to purchase Common Stock. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the requirements contained in the following provisions:

          (a) Each grant shall specify the number of shares of Common Stock to which it pertains subject to the limitations set forth in Section 3 of this Plan.

          (b) Each grant shall specify an Option Price per share, which may not be less than the Fair Market Value per share on the Date of Grant. To the extent required for "Incentive Stock Option" status under Section 422 of the Code, the aggregate Fair Market Value (determined as of the Date of Grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year under the Plan and/or any other stock option plan of the Company (within the meaning of Section 422 of the Code) shall not exceed $100,000.

          (c) Each grant shall specify whether the Option Price shall be payable
     (i) in cash, by check or other consideration acceptable to the Company,
     (ii) by the actual or constructive transfer to the Company of shares of Common Stock owned by the Optionee for at least six (6) months (or other consideration authorized pursuant to Section 5(d)) having a value at the time of exercise equal to the total Option Price, or (iii) by a combination of such methods of payment.

          (d) The Board may determine, at or after the Date of Grant, that payment of the Option Price of any Option Right (other than an Incentive Stock Option) may also be made in whole or in part in the form of Restricted Stock or other Common Stock that are forfeitable or subject to restrictions on transfer, Deferred Stock, Performance Stock (based, in each case, on the Fair Market Value per share on the date of exercise), other Option Rights (based on the Spread on the date of exercise) or Performance Units. Unless otherwise determined by the Board at or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 5(d), the shares of Common Stock received upon the exercise of the Option Rights shall be subject to such risks of forfeiture or restrictions on transfer as may correspond to any that apply to the consideration surrendered, but only to the extent, determined with respect to the consideration surrendered, of
     (i) the number of
     shares of Performance Stock, (ii) the Spread of any unexercisable portion of Option Rights, or (iii) the stated value of Performance Units.

          (e) Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on a date satisfactory to the Company of some or all of the shares to which such exercise relates.

          (f) Any grant may provide for payment of the Option Price, at the election of the Optionee, in installments, with or without interest, upon terms determined by the Board.

          (g) Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

          (h) Each grant shall specify the period or periods of continuous service by the Optionee with the Company or any Subsidiary that is necessary before the Option Rights or installments thereof will become exercisable and may provide for the earlier exercise of such Option Rights in the event of a Change in Control or in the event of Retirement, Disability or death of the Participant.

          (i) Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such rights.

          (j) Option Rights granted under this Plan may be (i) Incentive Stock Options, (ii) Nonqualified Options, or (iii) combinations of the foregoing.

          (k) The Board may, at or after the Date of Grant of any Option Rights (other than Incentive Stock Options), provide for the payment of dividend equivalents to the Optionee on either a current or deferred or contingent basis or may provide that such equivalents shall be credited against the Option Price.

          (l) No Option Right shall be exercisable more than ten (10) years from the Date of Grant.

          (m) An Optionee may exercise an Option Right in whole or in part at any time and from time to time during the period within which an Option Right may be exercised and for such number of shares of Common Stock as shall be determined by the Board and set forth in the agreements evidencing the grant of such Option Right. To exercise an Option Right, an Optionee shall give written notice to the Company specifying the number of shares of Common Stock to be purchased and provide payment of the Option Price and any other documentation that may be required by the Company.

          (n) Each grant of Option Rights shall be evidenced by an agreement executed on behalf of the Company by an officer and delivered to the Optionee and containing such terms and provisions, consistent with this Plan, as the Board may approve.

     6. Restricted Stock. The Board may also authorize the grant or sale of Restricted Stock to Participants. Each grant or sale of Restricted Stock may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

          (a) Each such grant or sale shall constitute an immediate transfer of the ownership of shares of Common Stock to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

          (b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than Fair Market Value per share at the Date of Grant.

          (c) Each such grant or sale shall provide that the Restricted Stock covered by such grant or sale shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period of not less than three (3) years to be determined by the Board at the Date of Grant and may provide for the earlier lapse of such substantial risk of forfeiture in the event of a Change in Control, or in the event of Retirement, Disability or death of the Participant. If the Board conditions the nonforfeitability of Restricted Stock upon service alone, such vesting may not occur before three (3) years from the Date of Grant of such Restricted Stock, and if the Board conditions the nonforfeitability of Restricted Stock on Management Objectives, such nonforfeitability may not occur before one (1) year from the Date of Grant of such Restricted Stock.

          (d) Each such grant or sale shall provide that during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Stock shall be prohibited or restricted in the manner and to the extent prescribed by the Board at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee).

          (e) Any grant of Restricted Stock may specify that termination or early termination of the restrictions applicable to such shares may occur
     (i) upon achievement of Management Objectives or (ii) upon the expiration of a stated period of time, with or without the payment of additional consideration by the participant at said time. Each grant may specify in respect of such Management Objectives a minimum acceptable level of achievement and may set forth a formula for determining the number of shares of Restricted Stock on which restrictions will terminate if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives.

          (f) Any such grant or sale of Restricted Stock may require that any or all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional Restricted Stock, which may be subject to the same restrictions as the underlying award.

          (g) Each grant or sale of Restricted Stock shall be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant and shall contain such terms and provisions, consistent with this Plan, as the Board may approve. Unless otherwise directed by the Board, all certificates representing shares of Restricted Stock shall be held in custody by the Company until all restrictions thereon shall have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such Restricted Stock.

     7. Deferred Stock. The Board may also authorize the granting or sale of Deferred Stock to Participants. Each grant or sale of Deferred Stock may utilize any or all of the authorizations, and shall be subject to all of the requirements contained in the following provisions:

          (a) Each such grant or sale shall constitute the agreement by the Company to deliver shares of Common Stock to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the Deferral Period as the Board may specify.

          (b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Fair Market Value per share at the Date of Grant.

          (c) Each such grant or sale shall be subject to a Deferral Period of not less than one (1) year, as determined by the Board at the Date of Grant, and may provide for the earlier lapse or other modification of such Deferral Period in the event of a Change in Control, or in the event of Retirement, Disability or death of the Participant. If the Board conditions the nonforfeitability of shares of Deferred Stock upon service alone, such vesting may not occur before three (3) years from the Date of Grant of such shares of Deferred Stock, and if the Board conditions the nonforfeitability of shares of Deferred Stock on Management Objectives, such nonforfeitability may not occur before one (1) year from the Date of Grant of such shares of Deferred Stock.

          (d) During the Deferral Period, the Participant shall have no right to transfer any rights under his or her award and shall have no rights of ownership in the Deferred Stock and shall have no right to vote them, but the Board may, at or after the Date of Grant, authorize the payment of dividend equivalents on such shares of Deferred Stock on either a current or deferred or contingent basis, either in cash or in additional Common Stock.

          (e) Each grant or sale of Deferred Stock shall be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant and shall contain such terms and provisions, consistent with this Plan, as the Board may approve.

     8. Performance Stock and Performance Units. The Board may also authorize the granting of Performance Stock and Performance Units that will become payable to a Participant upon achievement of specified Management Objectives. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

          (a) Each grant shall specify the number of shares of Performance Stock or Performance Units to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors; provided, however, that no such adjustment shall be made in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

          (b) The Performance Period with respect to each Performance Share or Performance Unit shall be such period of time not less than one (1) year, commencing with the Date of Grant as shall be determined by the Board at the time of grant which may be subject to earlier lapse or other modification in the event of a Change in Control or in the event of Retirement, Disability or death of the Participant.

          (c) Any grant of Performance Stock or Performance Units shall specify Management Objectives which, if achieved, will result in payment or early payment of the award, and each grant may specify in respect of such specified Management Objectives a minimum acceptable level of achievement and shall set forth a formula for determining the number of shares of Performance Stock or Performance Units that will be earned if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives. The grant of Performance Stock or Performance Units shall specify that, before the Performance Stock or Performance Units shall be earned and paid, the Board must certify that the Management Objectives have been satisfied.

          (d) Each grant shall specify the time and manner of payment of shares of Performance Stock or Performance Units that have been earned. Any grant may specify that the amount payable with respect thereto may be paid by the Company in cash, in shares of Common Stock or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

          (e) Any grant of Performance Stock may specify that the amount payable with respect thereto may not exceed a maximum specified by the Board at the Date of Grant. Any grant of Performance Units may specify that the amount payable or the number of shares of Common Stock issued with respect thereto may not exceed maximums specified by the Board at the Date of Grant.

          (f) The Board may, at or after the Date of Grant of Performance Stock, provide for the payment of dividend equivalents to the holder thereof on either a current or deferred or contingent basis, either in cash or in additional shares of Common Stock.

          (g) Each grant of Performance Stock or Performance Units shall be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant, which agreement shall state that such shares of Performance Stock or Performance Units are subject to all the terms and conditions of this Plan, and contain such other terms and provisions, consistent with this Plan, as the Board may approve.

     9. Awards to Nonemployee Directors. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Nonemployee Directors of Option Rights and may also authorize the grant or sale of Restricted Stock to Nonemployee Directors.

          (a) Each grant of Option Rights awarded pursuant to this Section 9 shall be upon terms and conditions consistent with Section 5 of this Plan and shall be evidenced by an agreement in such form as shall be approved by the Board. Each grant shall specify an Option Price per share, which shall not be less than the Fair Market Value per share on the Date of Grant. Each such Option Right granted under the Plan shall expire not more than ten
     (10) years from the Date of Grant and shall be subject to earlier termination as hereinafter provided. Unless otherwise determined by the Board, such Option Rights shall be subject to the following additional terms and conditions:

              (i) Each grant shall specify the number of shares of Common Stock to which it pertains subject to the limitations set forth in Section 3 of this Plan.

              (ii) Each such Option Right shall become exercisable six (6) months after the Date of Grant. Such grant may provide for the earlier exercise of such Option Rights in the event of a Change in Control or in the event of Retirement, Disability or death of the Nonemployee Director.

             (iii) In the event of the termination of service on the Board by the holder of any such Option Rights, other than by reason of Retirement, Disability, or death, the then outstanding Option Rights of such holder may be exercised to the extent that they would be exercisable on the date of such termination until the date that is one
        (1) year after the date of such termination, but in no event after the expiration date of such Option Rights.

              (iv) In the event of the Retirement, Disability, or death of the holder of any such Option Rights, each of the then outstanding Option Rights of such holder may be exercised at any time within one (1) year after such Retirement Disability, death, or, but in no event after the expiration date of the term of such Option Rights.

              (v) If a Nonemployee Director subsequently becomes an employee of the Company or a Subsidiary while remaining a member of the Board, any Option Rights held under the Plan by such individual at the time of such commencement of employment shall not be affected thereby.

              (vi) Option Rights may be exercised by a Nonemployee Director only upon payment to the Company in full of the Option Price of the shares of Common Stock to be delivered. Such payment shall be made in cash or in shares of Common Stock then owned by the Optionee for at least six (6) months, or in a combination of cash and such shares of Common Stock.

          (b) Each grant or sale of Restricted Stock pursuant to this Section 9 shall be upon terms and conditions consistent with Section 6 of this Plan.

     10. Transferability. Except as otherwise determined by the Board, no Option Right or other derivative security granted under the Plan shall be transferable by a Participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Board, Option Rights shall be exercisable during the Optionee's lifetime only by him or her or by his or her guardian or legal representative.

          (b) The Board may specify at the Date of Grant that part or all of the shares of Common Stock that are (i) to be issued or transferred by the Company upon the exercise of Option Rights, upon the termination of the Deferral Period applicable to Deferred Stock or upon payment under any grant of Performance Stock or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, shall be subject to further restrictions on transfer.

          (c) Notwithstanding the provisions of Section 10(a), Option Rights (other than Incentive Stock Options) shall be transferable by a Participant, without payment of consideration therefor by the transferee, to any one or more members of the Participant's Immediate Family (or to one or more trusts established solely for the benefit of one or more members of the Participant's Immediate Family or to one or more partnerships in which the only partners are members of the Participant's Immediate Family); provided, however, that (i) no such transfer shall be effective unless reasonable prior notice thereof is delivered to the Company and such transfer is thereafter effected in accordance with any terms and conditions that shall have been made applicable thereto by the Company or the Board and (ii) any such transferee shall be subject to the same terms and conditions hereunder as the Participant.

     11. Adjustments. The Board may make or provide for such adjustments in the numbers of shares of Common Stock covered by outstanding Option Rights, Deferred Stock, and Performance Stock granted hereunder, in the Option Price, and in the kind of shares covered thereby, as the Board, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants or Optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Board, in its discretion, may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced. The Board may also make or provide for such adjustments in the numbers of shares specified in Section 3 of this Plan as the Board in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 11; provided, however, that any such adjustment to the number specified in Section 3(c)(i) shall be made only if and to the extent that such adjustment would not cause any Option Right intended to qualify as an Incentive Stock Option to fail so to qualify.

     12. Change in Control. For purposes of this Plan, except as may be otherwise prescribed by the Board in an agreement evidencing a grant or award made under the Plan, a "Change in Control" shall mean the occurrence during the term of any of the following events, subject to the provisions of Section 12(f) hereof:

          (a) the Company merges into itself, or is merged or consolidated with, another entity and as a result of such merger or consolidation less than 51% of the voting power of the then-outstanding voting securities of the surviving or resulting entity immediately after such transaction are directly or indirectly beneficially owned in the aggregate by the former shareholders of the Company immediately prior to such transaction; or

          (b) all or substantially all the assets accounted for on the consolidated balance sheet of the Company are sold or transferred to one or more entities or persons, and as a result of such sale or transfer less than 51% of the voting power of the then-outstanding voting securities of such entity or person immediately after such sale or transfer is directly or indirectly beneficially held in the aggregate by the former shareholders of the Company immediately prior to such transaction or series of transactions; or

          (c) a person, within the meaning of Section 3(a)(9) or 13(d)(3) (as in effect on the Effective Date of this Plan) of the Exchange Act becomes the beneficial owner (as defined in Rule 13d-3 of the Securities and Exchange Commission pursuant to the Exchange Act) of (i) 15% or more but less than 35% of the voting power of the then-outstanding voting securities of the Company without prior approval of the Board, or (ii) 35% or more of the voting power of the then-outstanding voting securities of the Company; provided, however, that the foregoing does not apply to any such acquisition that is made by (w) any Subsidiary; (x) any employee benefit plan of the Company or any Subsidiary; or (y) any person or group of which employees of the Company or of any Subsidiary control a greater than 25% interest unless the Board determines that such person or group is making a "hostile acquisition;" or (z) any person or group of which the Company is an affiliate; or

          (d) a majority of the members of the Board are not Continuing Directors, where a "Continuing Director" is any member of the Board who (x) was a member of the Board on the Effective Date of this Plan or (y) was nominated for election or elected to such Board with the affirmative vote of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election; or

          (e) The Board determines that (A) any particular actual or proposed merger, consolidation, reorganization, sale or transfer of assets, accumulation of shares of the Company or other transaction or event or series of transactions or events will, or is likely to, if carried out, result in a Change in Control falling within Subsections (a), (b), (c) or
     (d) and (B) it is in the best interests of the Company and its shareholders, and will serve the intended purposes of this Section 12, if the provisions of awards which provide for earlier exercise or earlier lapse of restrictions or conditions upon a Change in Control shall thereupon become immediately operative.

          (f) Notwithstanding the foregoing provisions of this Section (12):

             (i) If any such merger, consolidation, reorganization, sale or transfer of assets, or tender offer or other transaction or event or series of transactions or events mentioned in Section (12)(e) shall be abandoned, or any such accumulations of shares shall be dispersed or otherwise resolved, the Board may, by notice to the Participant, nullify the effect thereof and reinstate the award as previously in effect, but without prejudice to any action that may have been taken prior to such nullification.

             (ii) Unless otherwise determined in a specific case by the Board, a "Change in Control" shall not be deemed to have occurred for purposes of Section (12)(c) solely because (X) the Company, (Y) a Subsidiary, or (Z) any Company-sponsored employee stock ownership plan or any other employee benefit plan of the Company or any Subsidiary either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act disclosing beneficial ownership by it of shares of the then-outstanding voting securities of the Company, whether in excess of 20% or otherwise, or because the Company reports that a change in control of the Company has occurred or will occur in the future by reason of such beneficial ownership.

     13. Deferrals. In accordance with rules and procedures established by the Committee, the Committee (i) may permit a Participant at or after the time of grant to defer receipt of payment or settlement of some or all of an award to one or more dates elected by the Participant, subsequent to the date on which such award is payable or otherwise to be settled, or (ii) may require at or after the time of grant that the portion of an award in excess of an amount specified by the Committee be mandatorily deferred until one or more dates specified by the Committee under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan. Amounts deferred in accordance with the preceding sentence shall be noted in a bookkeeping account maintained by the Company for this purpose and may periodically be credited with notional interest or earnings in accordance with procedures established by the Committee from time to time. Deferred amounts shall be paid in cash, shares of Common Stock or other property, as determined by the Committee at or after the time of deferral, on the date or dates elected by the Participant or, in the case of amounts which are mandatorily deferred, on the date or dates specified by the Committee. The Committee also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferred amounts.

     14. Fractional Shares. The Company shall not be required to issue any fractional shares of Common Stock pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement of fractions in cash.

     15. Withholding Taxes. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Board) may include relinquishment of a portion of such benefit. Shares of Common Stock or benefits shall not be withheld in excess of the minimum number required for such tax withholding. The Company and a Participant or such other person may also make arrangements with respect to the payment in cash of any taxes with respect to which withholding is not required.

     16. Foreign Employees. In order to facilitate the making of any grant or combination of grants under this Plan, the Board may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company.

     17.  Administration of the Plan.

     (a) This Plan shall be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to the Committee (or subcommittee thereof). A majority of the Committee (or subcommittee) shall constitute a quorum, and the action of the members of the Committee (or subcommittee) present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the Committee (or subcommittee). To the extent of any such delegation, references in this Plan to the Board shall be deemed to be references to the Committee or subcommittee.

     (b) The Committee may delegate its responsibility with respect to the administration of the Plan to one or more officers of the Company, to one or more members of the Committee or to one or more members of the Board; provided, however, that the Committee may not delegate its responsibility (i) to make awards to individuals who are subject to Section 16 of the Exchange Act, (ii) to make awards under Section 8 which are intended to constitute "qualified performance-based compensation" under Section 162(m) of the Code or (iii) to amend or terminate the Plan in accordance with Section 18. The Committee may also appoint agents to assist in the day-to-day administration of the Plan and may delegate the authority to execute documents under the Plan to one or more members of the Committee or to one or more officers of any of the Companies.

     (c) The interpretation and construction by the Board of any provision of this Plan or of any agreement, notification or document evidencing the grant of Option Rights, Restricted Stock, Deferred Stock, Performance Stock or Performance Units and any determination by the Board pursuant to any provision of this Plan or of any such agreement, notification or document shall be final and conclusive. The Board shall be entitled to rely in good faith upon any report or other information furnished to it by any officer or employee of the Company or from the financial, accounting, legal or other advisers of the Company. Each member of the Board, each individual to whom the Board delegates authority hereunder, each individual designated by the Board to administer the Plan and each other person acting at the direction of or on behalf of the Board shall not be liable for any determination or anything done or omitted to be done by him or by any other member of the Board or the Committee or any other such individual in connection with the Plan, except for his own willful misconduct or as expressly provided by statute, and, to the extent permitted by law and the bylaws of the Company, shall be fully indemnified and protected by the Company with respect to such determination, act or omission.

     18.  Amendments, Etc.

     (a) The Board may at any time and from time to time amend the Plan in whole or in part; provided, however, that any amendment which must be approved by the shareholders of the Company in order to comply with applicable law or the rules of the New York Stock Exchange or, if the Common Stock are not traded on the New York Stock Exchange, the principal national securities exchange upon which the Common Stock are traded or quoted, shall not be effective unless and until such approval has been obtained. Presentation of this Plan or any amendment hereof for shareholder approval shall not be construed to limit the Company's authority to offer similar or dissimilar benefits under other plans without shareholder approval.

     (b) The Board shall not, without the further approval of the shareholders of the Company, authorize the amendment of any outstanding Option Right to reduce the Option Price. This Section 18(b) is intended to prohibit the repricing of "underwater" Option Rights and shall not be construed to prohibit the adjustments provided for in Section 11 of this Plan.

     19.  General Provisions.

     (a) The Board may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

     (b) In case of termination of employment by reason of Retirement, Disability, or death, or in the case of hardship or other special circumstances, of a Participant who holds an Option Right not immediately exercisable in full, or any Restricted Stock as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Deferred Stock as to which the Deferral Period has not been completed, or any Performance Stock or Performance Units which have not been fully earned, or who holds shares of Common Stock subject to any transfer restriction imposed pursuant to Section 10(b) of this Plan, the Board may, in its sole discretion, accelerate the time at which such Option Right may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when such Deferral Period will end or the time at which such Performance Stock or Performance Units will be deemed to have been fully earned or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such award.

     (c) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant's employment or other service at any time.

     (d) To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision shall be null and void with respect to such Option Right. Such provision, however, shall remain in effect for other Option Rights and there shall be no further effect on any provision of this Plan.

     (e) Payments received by a Participant under any award made pursuant to the Plan shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company, unless otherwise specifically provided for under the terms of such plan or arrangement or by the Board.

     20. Unfunded Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Board may authorize the creation of trust or other arrangements to meet the obligations created under the Plan to deliver stock or payments in lieu of or with respect to awards hereunder; provided, however, that, unless the Board otherwise determines with the consent of the affected Participant the existence of such trust or other arrangement must be consistent with the "unfunded" status of the Plan for federal income tax purposes and for purposes of the Employee Retirement Income Security Act of 1974.

     21. Effective Date. This Plan shall be effective when adopted by the Board (the "Effective Date"); provided, however, that the effectiveness of this Plan, the exercisability of Option Rights under this Plan is conditioned on its approval by the shareholders of the Company at a meeting duly held in accordance with Georgia law within twelve (12) months after the date this Plan is adopted by the Board. All awards under this Plan shall be null and void if the Plan is not approved by the shareholders within such 12-month period. Subject to such limitation, the Board may grant Option Rights under the Plan at any time after the Effective Date of the Plan and before the date fixed herein for termination of the Plan.

     22. Governing Law. The Plan and all grants and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Georgia, without reference to the principles of conflict of laws.

     23.  Termination.  No grant shall be made under this Plan more than ten
(10) years after the date on which this Plan is first approved by the shareholders of the Company, but all grants made on or prior to such date shall continue in effect thereafter subject to the terms thereof and of this Plan.

     24. Exclusion from Certain Restrictions. Notwithstanding anything in this Plan to the contrary, not more than three percent (3%) of the shares of Common Stock in the aggregate available under this Plan may be subject to awards as follows:

          (a) in the case of grants of Restricted Stock, which do not meet the requirements of the last sentence of Section 6(c) or to which the Board may accelerate or waive any restrictions imposed under Section 6(c);

          (b) in the case of grants of Deferred Stock, which do not meet the requirements of the last sentence of Section 7(c); or

          (c) in the case of Performance Stock and Performance Units, which do not meet the requirements of Section 8(b).

                                                                         ANNEX C

                              FLOWERS FOODS, INC.

                          ANNUAL EXECUTIVE BONUS PLAN

     THIS ANNUAL EXECUTIVE BONUS PLAN (the "Plan") is entered into by Flowers Foods, Inc. (the "Company"), a Georgia corporation, for the purpose of providing annual cash incentive bonuses to certain designated executives in order to encourage and reward their efforts toward the growth and economic success of the Company. The terms of the Plan are as follows, effective April 1, 2001:

     1. Participants. The Participants in this Plan shall be those key executive employees of the Company or any subsidiary of the Company who have been designated as participants with respect to a fiscal year of the Company by the Compensation Committee of the Board of Directors of the Company.

     2. Calculation of Bonus. Each Participant is eligible to receive a Bonus, payable in cash, which is a percentage of his Base Compensation for the Plan Year, which shall be the fiscal year of the Company, except that the first Plan Year will commence April 1, 2001, and end December 29, 2001. The amount of said Bonus shall be determined by multiplying a x b x c where

        a = the Participants' Base Compensation as established by the Compensation Committee prior to the commencement of the Plan Year;

        b = the incentive guideline percentage ("Target Bonus Percentage") appropriate to the Participant's salary grade on the first day of the Plan Year according to the following schedule:

INCENTIVE   SALARY
GUIDELINE   GRADE
---------   ------
   75%        39
   50%        32
   50%        31
   40%        30

        c = a percentage determined by the relationship of the Company's actual earnings before interest, taxes, depreciation and amortization ("Actual EBITDA") for the Plan Year compared with the earnings before interest, taxes, depreciation and amortization goal ("EBITDA Goal") for the Plan Year established by the Compensation Committee no later than 90 days following the beginning of said Plan Year; for these purposes, if the Actual EBITDA is equal to the EBITDA Goal, the resulting percentage is 100%; if Actual EBITDA is less than the EBITDA Goal, the applicable percentage will drop by 5% for every 1% by which the EBITDA Goal exceeds the Actual EBITDA; and if Actual EBITDA exceeds the EBITDA Goal, the applicable percentage shall increase by 10% for every 1% by which the Actual EBITDA exceeds the EBITDA Goal. Notwithstanding the foregoing, the Compensation Committee may determine that a goal other than EBITDA is appropriate for certain executives whose responsibilities pertain more specifically to discrete elements of the Company's business; in such cases, the Committee may prescribe a goal based on the performance of a product group, division, subsidiary or other management reporting unit, or any combination of the above.

           In no event, however, shall the applicable percentage exceed 200%, and in no event shall the Bonus paid to any Participant for a Plan Year exceed $1,500,000.

     3. Payment of Bonus. The Bonus shall be paid to all Participants no later than 90 days after the close of the Plan Year, in cash, unless the Participant has made a valid election to defer said Bonus pursuant to the terms of any applicable deferred compensation plan maintained by the Company. Payment shall be made from the Company's general assets; no trust fund shall be established for purposes of funding said payments. The

Bonus may not be assigned, transferred, mortgaged or hypothecated prior to actual receipt, except for any assignment to secure a debt to the Company itself, and any such attempt will be null and void.

     4. Termination of Employment Prior to Year End; Change of Control. The Bonus will not be paid for a Participant who voluntarily terminates employment, or whose employment is terminated by the Company, prior to the end of the Plan Year; provided, however, that a pro rata Bonus will nonetheless be paid if termination is a consequence of the Participant's death, disability (as determined by the Committee) or retirement pursuant to The Flowers Foods, Inc. Retirement Plan No. 1 or The Flowers Foods, Inc. 401(k) Retirement Savings Plan, or follows a Change of Control as discussed below. Said prorated Bonus will be calculated by inserting the actual amount of Base Compensation received by the Participant during the Plan Year in which termination occurs in the formula contained in paragraph 2 above.

     In the event of a Change of Control of the Company, as said phrase is defined in Section 12 of the Company's 2001 Equity Performance Incentive Plan (as the same exists on March 26, 2001), any Bonus for the Plan Year (or portion thereof during which a Participant remains employed, if applicable) in which said Change of Control occurs will be paid to the Participant regardless of whether he remains employed by the Company on the last day of said Plan Year, subject to any separation agreement which may exist between the Company and the Participant. This provision of the Plan may not be amended during the Plan Year in which a Change of Control occurs. The authority to amend the definition of Change of Control provided for in said Section 12 shall be exercised, for purposes of this Plan only, by the Compensation Committee.

     5. Administration. This Plan shall be administered by the Compensation Committee of the Company's Board of Directors. Said Committee shall have the authority to interpret the provisions of this Plan, direct the calculation and payment of Bonuses in accordance with the terms hereof, and make final decisions with respect to the entitlement of any Participant to a Bonus. Notwithstanding the foregoing, the Committee shall have no discretion to change the elements of the formula described in paragraph 2 above by which Bonuses are calculated. The Committee's actions may be reflected in the minutes of its meetings.

     6. Payment Upon Death. In the event that the Participant dies before payment of his Bonus, said amount shall be paid to his estate.

     7. Qualification as Performance-Based Compensation. It is intended that Bonuses paid pursuant to this Plan will constitute performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.

     8. Shareholder Approval; Duration. Commencing with the Company's 2002 fiscal year, this Plan is subject to the approval of a majority of the Company's shareholders present and entitled to vote at a duly constituted meeting thereof. In the absence of such approval for the 2002 and subsequent fiscal years, no Bonuses may be paid hereunder. This Plan shall continue indefinitely; provided, however, that the Board of Directors of the Company may terminate this Plan at any time on a prospective basis, and may provide that proportionate Bonuses will be paid for the Plan Year during which termination occurs.

     9. Amendment. The Compensation Committee may amend the Plan at any time. To the extent that any amendment to the Plan would require shareholder approval in order for Bonuses paid thereunder to continue to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended, such amendment shall not be effective until shareholder approval is received. To the extent that any amendment of the Plan is retroactive or affects Bonuses to be paid for the Plan Year in which adopted, and would reduce the amount of any Bonus, and unless said amendment is necessary for purposes of complying with the provisions of said Section 162(m), the consent of a Participant shall be required with respect to the effect of the amendment on his own Bonus.

     10. Miscellaneous. This Plan shall be interpreted according to the laws of the State of Georgia. Any reference herein to the singular shall be deemed to include the plural where appropriate.

     IN WITNESS WHEREOF, the Company has caused this Plan to be executed as of the day and year first above referenced.

                         [FORM OF PAPER PROXY -- FRONT]

FLOWERS FOODS, INC.

Dear Shareholder,

Please take note of the important information enclosed with this Proxy. Your vote is important and we encourage you to exercise your right to vote your shares. Please mark the boxes on the reverse side of this proxy card to indicate your vote. Then sign the card and return it in the enclosed postage-paid envelope.

Your vote must be received prior to the Annual Meeting of Shareholders on May 31, 2002.

Thank you.

Flowers Foods, Inc.

--------------------------------------------------------------------------------

                              FLOWERS FOODS, INC.
                              1919 FLOWERS CIRCLE
                           THOMASVILLE, GEORGIA 31757

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 31, 2002

         The undersigned hereby appoints Amos R. McMullian and Jimmy M Woodward as proxies, with power to act without the other, and with full power of substitution, and hereby authorizes them to represent and vote, as designated on the reverse side, all common stock of Flowers Foods, Inc. held of record on April 8, 2002 by the undersigned, at the Annual Meeting of Shareholders to be held on May 31, 2002, and at any adjournment or postponement thereof.

         The above-named proxies of the undersigned are authorized to vote, in their discretion, upon such other matters as may properly come before the Annual Meeting and any adjournment(s) or postponement(s) thereof.

         The proxies will vote on the proposals set forth in the Notice of Annual Meeting and Proxy Statement as specified on the reverse side and are authorized to vote, in their discretion, on any other business that may come properly before the meeting.

         WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS INDICATED ON THE REVERSE SIDE. IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTOR NOMINEES LISTED ON THE REVERSE SIDE AND "FOR" PROPOSALS 2, 3 AND 4.

         PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN THE PROXY IN THE RETURN ENVELOPE PROVIDED.

                         [FORM OF PAPER PROXY -- BACK]

FLOWERS FOODS, INC.
ATTN: INVESTOR RELATIONS DEPT.
1919 FLOWERS CIRCLE
THOMASVILLE, GA  31757

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 30, 2002. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 30, 2002. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Flowers Foods, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.


*HOUSEHOLDING ELECTION (HH)

Mark "FOR" to enroll this account to receive certain future security holder documents in a single package per household. Mark "AGAINST" if you do not wish to participate. See enclosed notice. To change your election in the future, call 1-800-542-1081.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

--------------------------------------------------------------------------------

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

FLOWERS FOODS, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE DIRECTOR NOMINEES:

Election of Directors

1.       Nominees:    01) Joseph L. Lanier, Jr., 02) Jackie M. Ward,
                      03) C. Martin Wood III

[ ]  FOR ALL              [ ] WITHHOLD ALL           [ ] FOR ALL EXCEPT

To withhold authority to vote, mark "For All Except" above and write the nominee's number on the line below.

--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

2.       To approve the Flowers Foods, Inc. 2001 Equity and Performance
Incentive Plan.

         [ ] FOR              [ ] AGAINST            [ ] ABSTAIN

3.       To approve the Flowers Foods, Inc. Annual Executive Bonus Plan.

         [ ] FOR              [ ] AGAINST            [ ] ABSTAIN

4. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for Flowers Foods for the 2002 fiscal year.

         [ ] FOR              [ ] AGAINST            [ ] ABSTAIN

Please date this Proxy and sign it exactly as your name or names appear on your stock certificates or on a label affixed hereto. When shares are held jointly, EACH joint owner should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., give full title as such. If shares are held by a corporation, please sign in full the corporate name by its president or other authorized officer. If shares are held by a partnership, please sign in the partnership name by an authorized person.

*Householding Election (HH)

         [ ] FOR              [ ] AGAINST



----------------------------------------      ----------------------------------
Signature (PLEASE SIGN WITHIN BOX)  Date      Signature (Joint Owners)     Date

                         [FORM OF PAPER PROXY -- FRONT]

Dear Plan Participant:

The purpose of this letter is to provide you with important information concerning your voting rights as a participant in the Flowers Foods, Inc. 401(k) Retirement Savings Plan.

The Annual Meeting of Shareholders of Flowers Foods, Inc. is scheduled for
May 31, 2002. As a participant in the Flowers Foods, Inc. 401(k) Retirement Savings Plan, you have the right to direct State Street Bank and Trust Company, the Trustee of the Plan, how to vote the Flowers Foods, Inc. common shares allocated to your Stock Account. Any unvoted or unallocated shares will be voted by the Trustee in its discretion. The number of shares you are eligible to vote is based on your balance in the Plan on April 8, 2002, the record date for the determination of shareholders eligible to vote.

Your instructions to the Trustee are confidential and will be known only by State Street Bank.

If, in addition to your Plan participation, you own stock directly in your own name or indirectly through a bank or broker, you will receive a separate proxy card and voting instruction form. Please be sure to return each proxy or voting instruction card in the postage-paid return envelope provided with each separate package.

We encourage you to exercise your voting rights under the Plan. Please review the enclosed documents carefully before deciding how to vote your shares. Because the shares in the Plan are registered in the name of State Street Bank, as Trustee, you will not be ale to vote your shares in the Plan in person at the annual meeting on May 31, 2002. Please return your voting instruction care, signed and dated, in the enclosed postage-paid envelope as soon as possible.

Sincerely,



State Street Bank and Trust Company,
Trustee of the Flowers Foods, Inc. 401(k) Retirement Savings Plan

--------------------------------------------------------------------------------

                              FLOWERS FOODS, INC.
                              1919 FLOWERS CIRCLE
                           THOMASVILLE, GEORGIA 31757

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 31, 2002

         The undersigned hereby appoints Amos R. McMullian and Jimmy M Woodward as proxies, with power to act without the other, and with full power of substitution, and hereby authorizes them to represent and vote, as designated on the reverse side, all common stock of Flowers Foods, Inc. held of record on April 8, 2002 by the undersigned, at the Annual Meeting of Shareholders to be held on May 31, 2002, and at any adjournment or postponement thereof.

         The proxies will vote on the proposals set forth in the Notice of Annual Meeting and Proxy Statement as specified on the reverse side and are authorized to vote, in their discretion, on any other business that may come properly before the meeting and any adjournment(s) or postponement(s) thereof.


         WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS INDICATED ON THE REVERSE SIDE. IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTOR NOMINEES LISTED ON THE REVERSE SIDE AND "FOR" PROPOSALS 2, 3 AND 4.

         PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN THE PROXY IN THE RETURN ENVELOPE PROVIDED.

                         [FORM OF PAPER PROXY -- BACK]

FLOWERS FOODS, INC.
ATTN: INVESTOR RELATIONS DEPT.
1919 FLOWERS CIRCLE
THOMASVILLE, GA  31757

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 29, 2002. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 29, 2002. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Flowers Foods, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

--------------------------------------------------------------------------------

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

FLOWERS FOODS, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE DIRECTOR NOMINEES:

Election of Directors

1.   Nominees:   01) Joseph L. Lanier, Jr., 02) Jackie M. Ward,
                 03) C. Martin Wood III

[ ]  FOR ALL              [ ]  WITHHOLD ALL          [ ] FOR ALL EXCEPT

To withhold authority to vote, mark "For All Except" above and write the nominee's number on the line below.

-----------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

2.   To approve the Flowers Foods, Inc. 2001 Equity and Performance
     Incentive Plan.

         [ ] FOR             [ ] AGAINST              [ ] ABSTAIN

3.   To approve the Flowers Foods, Inc. Annual Executive Bonus Plan.

         [ ] FOR             [ ] AGAINST              [ ] ABSTAIN

4. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for Flowers Foods for the 2002 fiscal year.

         [ ] FOR             [ ] AGAINST              [ ] ABSTAIN



-------------------------------------------
Signature (PLEASE SIGN WITHIN BOX)    Date